UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3462

The Flex-funds Trust

6125 Memorial Drive

Dublin, OH 43017

Bruce McKibben

c/o The Flex-funds Trust

6125 Memorial Drive

Dublin, OH 43017

Registrant’s telephone number, including area code: 800-325-3539

Date of fiscal year end: December 31, 2009

Date of reporting period: December 31, 2009

Item 1. Report to Stockholders.

The Flex-funds®

2009 Annual Report

December 31, 2009

The Flex-funds®

Managed by Meeder Asset Management, Inc.

6125 Memorial Drive, Dublin Ohio, 43017

Call Toll Free 800-325-3539  |  760-2159

Fax: 614-766-6669  |  www.flexfunds.com

Email: flexfunds@meederfinancial.com

The Flex-funds®	2009 Annual Report | December 31, 2009

Our Mission Statement

Every day, our mission is to exceed, with integrity, passion, and discipline, the expectations of our shareholders’ and clients’ overall investment experience.

Core Values

The Client/Shareholder Is Our #1 Priority

Always remember whom we are serving. Our livelihood depends on providing a superior overall investment experience that exceeds the expectation of our shareholders and clients.

Clarity Of Purpose

Our organization has a clear, well-defined vision. All of our associates are committed to and understand how they will contribute to that vision.

Communication

We expect open and effective communication, full reporting, including good and bad news, and constructive feedback.

Integrity

We insist upon honesty and adhere to the highest ethical standards.

Excellence/ Innovation

Our associates strive each day for excellence in the work they perform, seek innovative ways to solve problems and introduce new ideas to take advantage of opportunities. We are a “Think Outside The Box” company.

Associate Well-Being

We value the success and well-being of our associates. We recognize and reward our associates’ contributions.

Respect For Others

Respect all people, value the differences among them and treat them as you would like to be treated.

Seek First To Understand

When interacting with others, place curiosity and understanding of their perspective FIRST, setting aside preconceived opinions and quick judgment.

Teamwork

We are a synergistic organization that works as a team to exceed our objectives.

Profit

We are profitable. Profitability enhances our services and capabilities, and affords everyone the opportunity to further their financial well-being.

The Flex-funds®	2009 Annual Report | December 31, 2009

LETTER TO SHAREHOLDERS

Following significant challenges encountered by the economy and financial markets during the first quarter, a recovery materialized and was reflected by impressive stock market gains for 2009. Compared to the lowest level reached on March 9, 2009, the domestic stock market gained approximately 68% through year end as measured by the S&P 500 Index. For the year ending December 31, 2009, the Dow Jones Industrial Average returned 22.7% (see chart 1), the S&P 500 Index returned 26.5% (see chart 2), and the Russell 2000 returned 27.2% (see chart 3).

We are quite pleased with the performance of many of our Funds. For instance, The Quantex FundTM gained 77.4% for the year. As a result of this impressive performance, the Wall Street Journal recently recognized The Quantex FundTM as the second best performing mid-cap value fund (out of 251 funds) in the country for the year ending December 31, 2009. The Flex-funds® Total Return Utilities Fund was the seventh best performing utilities fund (out of 42 funds) during 2009 according to Morningstar. Additionally, The Dynamic Growth Fund, The Aggressive Growth Fund, and The Strategic Growth Fund all outperformed the S&P 500 for the one year period ended December 31, 2009. Furthermore, The Muirfield Fund®, The Defensive Balanced Fund, and The Strategic Growth Fund all outperformed their custom benchmarks for 2009. Finally, we are pleased to inform you that the retail and institutional classes of The Flex-funds® Money Market Fund continue to be among the top performing money market funds in the country. Based on the 7-day simple yield as of December 29th, the retail class was ranked first out of 232 first tier retail funds, and the institutional class was ranked first out of 286 first tier institutional funds according to iMoneyNet.

2009 witnessed an abundance of events and news headlines that contributed to a volatile stock market. Corporate earnings reports consistently beat analyst expectations since the second quarter as companies moved to dramatically reduce cost structures in order to cope with the recession. Following declines during the first and second quarter, the report on third quarter gross domestic product (GDP) showed an annualized increase of 2.2%, due in part to stimulative actions and programs being implemented by the government. Stimulus funds from the $787 billion American Recovery and Reinvestment Act, which was passed by Congress during the first quarter, are still permeating throughout the economy. Despite these positive developments, many are concerned about the strength and sustainability of an economic recovery.

The Flex-funds® 2009 Annual Report | December 31, 2009	Page 1

The Flex-funds®	2009 Annual Report | December 31, 2009

Given the sharp stock market gains, signs of an economic recovery, and development of positive investor sentiment, we continue to evaluate whether this marks the beginning of a new secular bull market, or if downside risks are still a threat in the market. Based on our investment models, we believe we are in a cyclical bull market within a long-term secular bear market. A secular bear market is characterized by pronounced stock market declines, which are counter balanced by advances, and result in an overall long-term trend that is sideways to down. A cyclical bull market within a secular bear market is defined as an intermediate-term rally within the long-term sideways to downward trending secular bear market. Because of the potential risks that are prevalent in secular bear markets, we believe an active management approach to risk exposure is absolutely critical. The following pages will provide an overview of how we managed our risk exposure and the strategies we employed during 2009. We will also provide a brief summary on the economic and financial events that punctuated the full year, and review the performance of our Funds.

2009 in Review

2009 was highlighted by better than expected corporate profits and improving economic data that provided fuel for a stock market rally. However, the economic situation remains fragile and tentative, especially given the lingering weakness in the employment market. The following is a brief overview of significant events that occurred during 2009.

* Improving economic data. Several indicators gauging various components of the economy lend support that the worst has now been realized and a recovery has commenced. Factory orders have increased during seven of the past nine months, after falling for six consecutive months through January 2009. Broader gauges of the manufacturing sector displayed sharp increases compared to the cyclical low points during this recession. The Institute for Supply Management (ISM) Manufacturing Index was reported at 55.9 during the month of December, and has been reported above 50 for the past five months (see Chart 4). By comparison, the manufacturing ISM reached 32.9 in December 2008 during the lowest point of the recession. A reading below 50 indicates contraction while a reading above 50 indicates expansion.

* Corporate earnings show improvement on cost-cutting measures. Corporate earnings reports provide additional insight into the current and prospective economic environment. Following a dismal first quarter, corporate profits during the second and third quarter rebounded stronger than anticipated due to extreme cost-cutting measures. As of the time of this writing, nearly all of the companies comprising the S&P 500 Index have reported earnings for the calendar third quarter time period. The results thus far have been encouraging, with approximately 85% of companies reporting positive earnings surprises during the quarter. As previously mentioned, these results have been driven by significant cost-cutting measures on part of corporations, such as inventory and workforce reductions. However, sales have been generally weaker than expected, leading to concerns that corporate profits could remain depressed if sales do not rebound in subsequent quarters. As a result, we believe investors will continue to pay close attention to the strength of sales during subsequent earnings seasons.

* Housing market displaying signs of improvement. Following a prolonged and severe downturn, there are finally solid indications that the housing market may be in a recovery process due to the economic recovery and stimulus programs. In the most recent report, existing home sales rose by 7.4% in November from the prior month, which follows a 9.9% increase in October and increases during six out of seven prior months (see Chart 5). However, new home sales fell by 11.3% in November compared

Page 2	The Flex-funds® 2009 Annual Report | December 31, 2009

The Flex-funds®	2009 Annual Report | December 31, 2009

to the previous month. On a month-to-month basis, housing market data has been quite erratic, driven in part by speculation on the expiration of housing stimulus programs. Additionally, home prices continue to decline as indicated by the S&P/Case-Shiller Home Price Index, which showed an approximate 7.3% drop in national home prices during October compared to the previous year, although the rate of the decline has improved significantly throughout the year. Several initiatives have been announced and implemented by the government and banks which are designed to aid struggling homeowners, including loan modification programs that will lower monthly mortgage payments and a federal tax credit for qualified homebuyers.

* Uncertainty clouds the outlook for the financial sector. The financial sector, which has been at the epicenter of stock market and economic woes since the recession began, has tended to lead the market on the downside as well as the upside during 2009. For instance, financial sector stocks are up 134.3% from the March lows, but are only up 17.2% (compared to 26.5% for the S&P 500) for 2009 due to steep declines during the first quarter. Investor optimism has been driven by improvements in bank sector financial reports as well as the successful capital-raising efforts that should provide a cushion against further potential losses. However, many uncertainties surround the financial sector, including escalating small and regional bank failures as well as fears regarding losses stemming from commercial real estate. For instance, there were 140 bank failures in 2009, mostly comprised of small local and regional banks, compared to 25 bank failures during 2008. Furthermore, there are currently 552 banks on the Federal Deposit Insurance Corporation (FDIC) distressed bank list, and deteriorating conditions in the commercial real estate market are expected to lead to more local and regional bank failures in 2010.

* Job market sending mixed signals. The challenges facing the job market are ubiquitous; however, government actions to stimulate the economy appear to be stabilizing the rate of job losses. In the most recent report, payrolls were reduced by 85,000 in December, which follows a gain of 4,000 in November (see Chart 6). Through December, the economy has lost jobs during twenty-three of the past twenty-four months, with a cumulative loss of over 7 million jobs since January of 2008. Additionally, while the unemployment rate remains elevated, it has at least stabilized at 10.0% during November and December. For comparison purposes, the unemployment rate stood at 7.2% during December of 2008.

* GDP report indicates improving economy. Following declines during the first and second quarters, the report on third quarter gross domestic product (GDP) showed an annualized increase of 2.2%. The improvement from the declines experienced during the first and second quarters is being driven by government spending through stimulus efforts, which is being offset by weakness in business spending as well as the commercial real estate market. The personal consumption component, which increased by 2.8% during the third quarter, is being monitored closely since it comprises approximately two-thirds of total GDP. Also, businesses have been keen to reduce inventories during the recession, which detracts from GDP as well. However, businesses have cut inventories so drastically that many economists anticipate a subsequent boost to GDP through inventory restocking, which would represent a positive contribution to GDP. Coupled with a continuation of heightened government spending due to the fiscal stimulus, it is likely that GDP will continue to expand during the fourth quarter of 2009 and into 2010.

* Inflation debate taking center stage. As the most recent inflation reports show year-over-year price increases at both the producer and consumer levels, a debate regarding the possibility of accelerating inflation is becoming more prominent. In particular, there are fears that the existing federal government deficits, expansion of the Federal Reserve’s balance sheet and massive amounts of spending on the economic stimulus and bailout of various industries will drive inflationary pressure in the future. As a result, there has been much concern regarding the ability of the government and Federal Reserve to reverse spending initiatives in order to remove money from the monetary system. However, reversing the expansion of the monetary base and negating the stimulus package too soon presents the risk of ending these programs before the economy has returned to full health.

The Flex-funds® 2009 Annual Report | December 31, 2009	Page 3

The Flex-funds®	2009 Annual Report | December 31, 2009

The events that took place during 2009 highlight the improvements being realized in several sectors of the economy. The stimulative actions being taken by the government and unconventional tactics being employed by the Federal Reserve have helped stabilize the economy and financial system. However, challenges remain prominent, including the lackluster job market and the reluctance of consumers to spend.

Our Investment Approach

Equity Funds

2009 was witness to a volatile stock market environment that presented investors with numerous opportunities. We employed various tactics and strategies throughout 2009 in response to the dynamic and uncertain economic and securities market environment. In The Muirfield Fund® and the equity portion of The Defensive Balanced Fund, we began 2009 with an approximate 60% allocation to the stock market and a 40% defensive position in cash equivalent securities. We increased our defensive position during the first quarter in response to a deteriorating stock market. However, as the year progressed, we decreased our defensive position and increased exposure to the stock market in response to an improving risk/reward relationship indicated by our investment models. We ended 2009 approximately 90% invested in the stock market and 10% invested in short-term bond funds in The Muirfield Fund®.

We utilized our investment models to manage our exposure to growth versus value investments and across the range of market capitalization in all our fund-of-funds based mutual funds. We began the year with an overweight toward value investments due to indications from our investment models. We also maintained our overweight position in small-cap stocks due to readings from our investment models, as well as attractive relative valuations and favorable historical performance during the latter stages of recessions. At the mid-point of 2009, our models indicated a preference for a neutral stance among growth versus value investments, and we responded accordingly. However, this preference was temporary and we reestablished our overweight to value investments during the third quarter, which was maintained for the remainder of the year. Additionally, we ended 2009 with an overweight to small-cap investments as well.

We also managed our industry and sector exposure throughout the year and initiated changes in sector allocations as 2009 progressed. We began 2009 with an overweight to sectors with defensive characteristics, such as consumer staples, healthcare, and utilities. However, late in the first quarter we began reducing our exposure to defensive sectors, and simultaneously began increasing our exposure to sectors with greater potential for capital appreciation, such as energy, materials, and financials. We maintained our materials overweight for the duration of the year, and subsequently restored our overweight to the healthcare and consumer staples sectors due to our models indicating preference for these sectors.

Due to indications from our investment models, we decided to invest in the international markets in the second quarter, which we had avoided since the beginning of the fourth quarter of 2008. We initially established a position in emerging markets, which was soon followed by a position in developed international markets. Interestingly, during the fourth quarter our investment models increased preference for emerging markets, yet they deteriorated for the developed international markets. As a result, we increased our exposure to emerging markets and decreased our exposure to developed international markets.

Fixed Income Funds

The fixed-income markets of 2009 will be long remembered for their volatile movements. At the beginning of the year capital markets were immersed in fear, leading one month U.S. Treasury bills to actually reach negative yields and long maturity U.S. Treasury bonds to trade at record low yields as investors reflected concerns regarding economic collapse. Anchored by a Federal Funds rate near zero percent, 3-month U.S. Treasury bills traded in a narrow range with a yield as low as 0.01% and as high as 0.32%. As for longer dated securities, the 10-year U.S. Treasury bond traded with a yield as low as 2.20% and as high as 4.00% . Consequently, yield spread comparisons to U.S. Treasuries achieved record highs in mortgage, investment grade and high yield sectors. Default concerns were raised across almost every sector.

2009 progressed with everything from “green shoots” to glimmers of hope that the economy would stabilize and a depression scenario would be averted. Economic data began to decline at slower rates, and confidence improved following government intervention. As it appeared a crisis was averted, yield spreads began to tighten which rewarded riskier investors. As data continued to improve, investors’ attention started to focus on characteristics of a stabilizing economy, excess money in the banking system, government stimulus and historically low interest rates. As a result, inflation and accelerating growth began to surface in conversations and forecasts throughout the industry. Finally, yield differentials between the 2-year and 10-year U.S. Treasury securities were pushed to a record high of 2.84%.

Page 4	The Flex-funds® 2009 Annual Report | December 31, 2009

The Flex-funds®	2009 Annual Report | December 31, 2009

In 2009 credit risk was rewarded. Investors had priced in excessive default scenarios in case a crisis was not prevented, and this was particularly evident in high yield debt which grossly outperformed all other sectors of the bond market. Safety was not rewarded as U.S. Treasury securities experienced the greatest underperformance of the market. Other sectors which performed well were investment grade corporate bonds, mortgage-backed securities and inflation protected securities.

In conjunction with our models, we maintained the maximum exposure allowable in investment grade securities. Investment grade holdings were slanted toward higher quality diversified financial, technology, and mortgage-backed securities. Among U.S. government securities, we maintained preference for U.S. government agency securities versus U.S. Treasury securities. As always, our fund strategy would favor sectors in the markets where we could participate in upside while not relinquishing control of risk factor. In the U.S. government agency sector, we maintained positions in senior debt and mortgage-backed securities. Finally, where our models indicated some exposure to U.S. Treasury securities, we opted for inflation protected securities (TIPS). With the anticipation of higher inflation on the horizon, TIPS posted strong performance in 2009.

Finally, The Flex-funds® Money Market Fund performance remains among the top performers in the iMoneyNet universe of first tier retail and institutional money market funds. Our investment strategy for this Fund remained unchanged throughout 2009 and the Fund’s strong performance was accomplished by maintaining its focus on high-quality money market securities and expense controls.

Concluding Remarks

In stark contrast to how the year began, 2009 delivered one of the best stock market performances in recent history. In the second quarter, we discussed the attributes of the stock market rally as related to an improvement in the rate of economic decline as well as clearly visible signs of ‘green shoots,’ which refers to positive signs of economic activity. During the third quarter, we stated that in order for the stock market to sustain its gains and continue its advance, a transition to actual gains in economic activity would need to be evident as opposed to just an improvement in the rate of decline. In many instances, gains in economic activity were realized during the third and fourth quarters, which reinforced the stock market gains and led to new 2009 highs for the major market indices.

As we monitor the stock market and our investment models, we will continuously evaluate our defensive position in The Muirfield Fund® and The Defensive Balanced Fund. For all of our fund-of-funds based mutual funds, we will look for opportunities to adjust portfolio weights among growth and value stocks, large-, mid-, and small-caps, and domestic and international investments in order to enhance returns and manage risk for our clients. We will also continue to proactively manage our sector exposures and will make adjustments as we modify our outlook for the economy and financial markets. On the following pages you will find a review of how our Funds have performed. Please read the commentaries to learn more about the investment decisions that were made during the past year.

These are definitely challenging times in the financial services industry. Since 1974, Meeder Financial has navigated through periods of extremely difficult market environments. On behalf of all of the associates at Meeder Asset Management, I thank you for the continued trust and confidence you have placed in our investment management services. Be assured we are 100% committed to working with you and helping you achieve your most important financial goals.

Sincerely

Robert S. Meeder, Jr.
President
The Flex-funds®
December 31, 2009

The Flex-funds® 2009 Annual Report | December 31, 2009	Page 5

The Flex-funds®	2009 Annual Report | December 31, 2009

The Quantex Fund™ (formerly The Highlands Growth Fund*)

Annual Market Perspective

With a 77.37% total return for 2009, The Quantex Fund™ ranked as the #2 Mid-Cap Value Fund for 2009 according to the Wall Street Journal.

The Quantex Fund™ returned 77.37% for the year ended December 31, 2009. By comparison, the Russell 2000 Index returned 27.17% and the S&P 400 Mid-Cap Index returned 37.38% for the same period. As a result of this impressive performance, the Wall Street Journal recently recognized The Quantex Fund™ as the second best performing mid-cap value fund (out of 251 funds) in the country for the year ending December 31, 2009. We would also note that the Fund performed favorably against broader measures of stock market performance, such as the S&P 500 Index which returned 26.47% for 2009. Further, The Quantex Fund™ is now well ahead of the blended index, consisting of 50% of the Russell 2000 Index and 50% of the S&P 400 Mid-Cap Index, for the 5-year period. As the past two years have demonstrated, the Fund has a tendency to encounter stiff headwinds during turbulent markets, offset by the ability to lead the market higher on the upside, which was demonstrated in 2009. We believe this tendency is due to the ‘fallen angel’ status of many of our holdings. In other words, the Fund tends to hold stocks that are out of favor and have declined to a pre-determined capitalization range for inclusion into the Fund.

We have consistently employed our quantitative stock selection process since April 30, 2005 for The Quantex Fund™. We utilize rankings from our financial model to determine which securities are to be held in the Fund on an annual basis. As a result, the Fund is rebalanced once each year in January. From a broad standpoint for 2010, the Fund will begin the year with a 40% allocation to the manufacturing sector, a 37% allocation to the service sector, and a 23% allocation to information technology. In the 2010 Fund, there is a strong preference for value holdings, with mid-cap value companies comprising 39% of the Fund, followed by mid-cap core with 35%, mid-cap growth with 14%, and small-cap holdings of 12% comprise the remainder according to our allocation analysis at the beginning of the year.

For 2009, the single best performing stock was XL Capital, LTD (up 420%) followed by Tenet Healthcare Corporation (up 369%) and Advanced Micro Devices (up 348%). The worst performing stocks during 2009 include Huntington Bancshares, Inc. (down 52%), Eastman Kodak Co. (down 36%), and Dynegy, Inc. (down 10%).

Page 6	The Flex-funds® 2009 Annual Report | December 31, 2009

The Flex-funds®	2009 Annual Report | December 31, 2009

PERFORMANCE PERSPECTIVE

Period & Average Annual Total Returns as of December 31, 2009

	1 Year	4/30/05 to 12/31/09*	5 Year	10 Year	Net Expense Ratio+	Gross Expense Ratio+
The Quantex Fund™[1]	77.37%	4.75%	3.25%	-0.55%	1.73%	2.26%

Russell 2000 Index[2]	27.17%	3.05%	0.54%	3.55%	—	—

Blended Index[3]	32.24%	3.81%	1.94%	5.06%	—	—

S&P 400 Mid-Cap Index[4]	37.38%	4.47%	3.27%	6.35%	—	—

[1]	The inception date of The Quantex Fund™ is 3/20/1985.
[2]

The Russell 2000 Index is a market-capitalization weighted index measuring performance of the smallest 2,000 companies, on a market capitalization basis, in the Russell 3000 Index. One cannot invest directly in an index.

[3]	The Blended Index consists of 50% Russell 2000 Index and 50% S&P 400 Mid-Cap Index. One cannot invest directly in an index.
[4]	The S&P 400 Mid-Cap Index is an unmanaged index of common stock prices of mid-sized companies. One cannot invest directly in an index.
*	The Quantex Fund™ was previously known as The Highlands Growth Fund. On April 30, 2005, The Highlands Growth Fund changed its name to The Quantex Fund™, also changing the Fund’s investment objective and strategies. The Highlands Growth Fund focused on large-cap equities, while The Quantex Fund™ utilizes quantitative investment strategies that invest primarily in small- and mid-cap equities. Due to this change in strategies on April 30, 2005, the S&P 500 Index is a more comparative index for Fund performance prior to April 30, 2005. The Russell 2000 Index and S&P 400 Mid-Cap Index are more comparative indices for Fund performance after April 30, 2005.
+	The Net and Gross Expense Ratios are percentages of the Fund’s average net assets as they are shown in the most current Fund’s Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

Performance quoted represents past performance. Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2009, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Current month-end performance may be obtained at www.flexfunds.com or by calling 1.800.325.3539. Management fees were waived and/ or expenses were reimbursed in order to reduce the operating expenses of The Quantex Fund™ during the periods shown above. Source for index data: Morningstar, Inc.

The Quantex Fund™ was previously known as The Highlands Growth Fund. On April 30, 2005, The Highlands Growth Fund changed its name to The Quantex Fund™, also changing the Fund’s investment objective and strategies. Due to this, the Russell 2000 Index and the S&P 400 Mid-Cap Index are more comparative indices for Fund performance.

The Growth of $10,000 chart compares the value of The Quantex Fund™ to the S&P 400 Mid-Cap Index and the Russell 2000 Index, the Fund’s broad-based benchmarks, and to the Blended Index described above. The chart is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from December 31, 1999 to December 31, 2009. An understanding of the differences between the Fund and these indices is important. The benchmark indices do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. The chart and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Top Ten Holdings as of December 31, 2009

1)	XL Capital, LTD.	2.9%
2)	Tenet Heathcare Corp.	2.4%
3)	Genworth Financial, Inc.	2.4%
4)	Micron Technology, Inc.	2.4%
5)	Advanced Micro Devices, Inc.	2.3%
6)	Expedia, Inc.	1.9%
7)	Massey Energy	1.8%
8)	SanDisk Corporation	1.8%
9)	Pioneer Natural Resources Company	1.8%
10)	Whole Foods Market, Inc.	1.7%

The Flex-funds® 2009 Annual Report | December 31, 2009	Page 7

The Flex-funds®	2009 Annual Report | December 31, 2009

The Aggressive Growth Fund

Annual Market Perspective

The Aggressive Growth Fund returned 32.76% for 2009.

The Flex-Funds® Aggressive Growth Fund returned 32.76% for 2009. The year witnessed an abundance of events and news headlines that contributed to significant stock market gains. The report on third quarter gross domestic product (GDP) showed an annualized increase of 2.2%, due in part to stimulative actions and programs being implemented by the government. Additionally, corporate earnings reports consistently beat analyst expectations since the second quarter as companies moved to dramatically reduce cost structures in order to cope with the recession.

In The Aggressive Growth Fund, we utilize investment models in order to aid the investment decision-making process, which impacts our exposure to growth versus value investments and across the range of market capitalization. We began the year with an overweight toward value investments due to indications from our investment models. We also maintained our overweight position in small-cap stocks due to readings from our investment models, as well as attractive relative valuations and favorable historical performance during the latter stages of recessions. At the midpoint of 2009, our models indicated a preference for a neutral stance among growth versus value investments, and we responded accordingly. However, this preference was temporary and we reestablished our overweight to value investments during the third quarter, which was maintained for the remainder of the year. Additionally, we ended 2009 with an overweight to mid- and small-cap investments as well.

Due to indications from our investment models, we decided to invest in the international markets in the second quarter, which we had avoided since the beginning of the fourth quarter of 2008. We initially established a position in emerging markets, which was soon followed by a position in developed international markets. Interestingly, during the fourth quarter our investment models increased preference for emerging markets, yet they deteriorated for the developed international markets. As a result, we increased our exposure to emerging markets and decreased our exposure to developed international markets.

We also managed our industry and sector exposure throughout the year and initiated changes in sector allocations as 2009 progressed. We began 2009 with an overweight to sectors with defensive characteristics, such as consumer staples, healthcare, and utilities. However, late in the first quarter we began reducing our exposure to defensive sectors, and simultaneously began increasing our exposure to sectors with greater potential for capital appreciation. We maintained an overweight in materials for the duration of the year, and subsequently restored our overweight to the healthcare and consumer staples sector due to model indications.

Page 8	The Flex-funds® 2009 Annual Report | December 31, 2009

The Flex-funds®	2009 Annual Report | December 31, 2009

PERFORMANCE PERSPECTIVE

Period & Average Annual Total Returns as of December 31, 2009

	1 Year	5 Year	Since Inception	Net Expense Ratio+	Gross Expense Ratio+
The Aggressive Growth Fund	32.76%	0.61%	-3.48%[1]	1.62%	1.84%

S&P 500 Index[2]	26.47%	0.42%	-0.25%

NASDAQ Composite Index[3]	45.36%	1.71%	-6.54%	—	—

[1]	Inception date for The Aggressive Growth Fund is 2/29/00.
[2]

The S&P 500 Index is a widely recognized unmanaged index of common stock prices that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

[3]

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and small-cap stocks that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

+	The Net and Gross Expense Ratios are percentages of the Fund’s average net assets as they are shown in the most current Fund’s Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

Performance quoted represents past performance. Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2009, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Current month-end performance may be obtained at www.flexfunds.com or by calling 1.800.325.3539. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Aggressive Growth Fund during the periods shown above. Source for index data: Morningstar, Inc.

The Growth of $10,000 chart compares The Aggressive Growth Fund’s value to the NASDAQ Composite Index, the Fund’s broad-based benchmark and the S&P 500 Index. The chart is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from its inception on February 29, 2000 to December 31, 2009. An understanding of the differences between the Fund and these indices is important. The NASDAQ Composite Index is a hypothetical unmanaged index of small-cap and NASDAQ National Market stocks that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The S&P 500 Index is a widely recognized unmanaged index of common stock prices that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. The chart and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Top Ten Holdings as of December 31, 2009

1)	Fairholme Fund	8.6%
2)	iShares MSCI Emerging Markets Index Fund	8.2%
3)	Nuveen Tradewinds Value Opportunities Fund	7.5%
4)	Fidelity Advisor Leveraged Company Stock Fund	7.0%
5)	PowerShares QQQ	6.6%
6)	Technology Select Sector SPDR Fund	6.5%
7)	Janus Forty Fund	6.3%
8)	TCW Small Cap Growth Fund	6.2%
9)	RS Emerging Markets Fund	6.0%
10)	Energy Select Sector SPDR Fund	5.8%

The Flex-funds® 2009 Annual Report | December 31, 2009	Page 9

The Flex-funds®	2009 Annual Report | December 31, 2009

The Dynamic Growth Fund

Annual Market Perspective

The Dynamic Growth Fund performed 2.40% better than the S&P 500 Index in 2009.

The Flex-funds® Dynamic Growth Fund returned 28.87% during 2009. By comparison, the S&P 500 Index benchmark returned 26.47% for the same time period. The domestic stock market continued its impressive rally through the fourth quarter of 2009 and is now approximately 68% above the lowest level experienced on March 9, 2009 as measured by the S&P 500 Index. Despite the challenges encountered by the economy and financial markets during the first quarter, a recovery materialized and was reflected by impressive stock market gains.

Regarding our stock market exposure, we utilized our investment models to manage our exposure to growth versus value investments and across the range of market capitalization in The Dynamic Growth Fund. We began the year with an overweight toward value investments due to indications from our investment models, and we also maintained our overweight position in small-cap stocks. At the mid-point of 2009, our models indicated a preference for a neutral stance among growth versus value investments, and we responded accordingly. However, this preference was temporary and we reestablished our overweight to value investments during the third quarter, which was maintained for the remainder of the year. We ended 2009 with an overweight to small-cap investments as well.

We also managed our industry and sector exposure throughout the year and initiated changes in sector allocations as 2009 progressed. We began 2009 with an overweight to sectors with defensive characteristics, such as consumer staples, healthcare, and utilities. However, late in the first quarter we began reducing our exposure to defensive sectors, and simultaneously began increasing our exposure to sectors with greater potential for capital appreciation. We maintained an overweight in materials for the duration of the year, and subsequently restored our overweight positions to the healthcare and consumer staples sectors due to model indications. Additionally, we decided to invest in the international markets in the second quarter, which we had avoided since the beginning of the fourth quarter of 2008. We initially established a position in emerging markets, which was soon followed by a position in developed international markets. Interestingly, during the fourth quarter our investment models increased preference for emerging markets, yet they deteriorated for the developed international markets. As a result, we increased our exposure to emerging markets and decreased our exposure to developed international markets. Global stimulus programs were also a key factor in our decision to invest in emerging markets, which generally exhibited a stronger rebound compared to developed nations.

Page 10	The Flex-funds® 2009 Annual Report | December 31, 2009

The Flex-funds®	2009 Annual Report | December 31, 2009

PERFORMANCE PERSPECTIVE

Period & Average Annual Total Returns as of December 31, 2009

	1 Year	5 Year	Since Inception	Net Expense Ratio+	Gross Expense Ratio+

The Dynamic Growth Fund	28.87%	0.25%	-2.04%[1]	1.34%	1.69%

S&P 500 Index[2]	26.47%	0.42%	-0.25%	—	—

[1]	Inception date for The Dynamic Growth Fund is 2/29/00.
[2]

The S&P 500 Index is a widely recognized unmanaged index of common stock prices that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

+	The Net and Gross Expense Ratios are percentages of the Fund’s average net assets as they are shown in the most current Fund’s Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

Performance quoted represents past performance. Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2009, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Current month-end performance may be obtained at www.flexfunds.com or by calling 1.800.325.3539. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Dynamic Growth Fund during the periods shown above. Source for index data: Morningstar, Inc.

The Growth of $10,000 chart compares The Dynamic Growth Fund’s value to the S&P 500 Index, the Fund’s broad-based benchmark. The chart is intended to give you a general idea of how the Fund performed compared to this benchmark over the period from its inception on February 29, 2000 to December 31, 2009. An understanding of the differences between the Fund and this index is important. The S&P 500 Index is a hypothetical unmanaged index of common stocks that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. The chart and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Top Ten Holdings as of December 31, 2009
1)	Nuveen Tradewinds Value Opportunities Fund	7.5%
2)	Fairholme Fund	7.3%
3)	Energy Select Sector SPDR Fund	5.5%
4)	Fidelity Advisor Leveraged Company Stock Fund	5.4%
5)	PowerShares QQQ	5.2%
6)	Ridgeworth Small Cap Value Equity Fund	4.9%
7)	Janus Forty Fund	4.8%
8)	Ridgeworth Mid Cap Value Equity Fund	4.8%
9)	Consumer Staples Select Sector SPDR Fund	4.7%
10)	Heartland Value Plus Fund	4.6%

The Flex-funds® 2009 Annual Report | December 31, 2009	Page 11

The Flex-funds®	2009 Annual Report | December 31, 2009

The Strategic Growth Fund (formerly The Focused Growth Fund*)

Annual Market Perspective

The Strategic Growth Fund outperformed its custom benchmark by 4.51% in 2009.

For the year ended December 31, 2009, The Strategic Growth Fund returned 35.79%, outperforming both the S&P 500 Index and its custom benchmark. The Strategic Growth Fund is fully invested in the equity market at all times and holds a fixed allocation across six distinct investment categories. The mix of investments selected to represent each investment category is variable and actively managed by using our strategic fund selection process. The asset allocation mix was determined by optimizing the overall portfolio return while minimizing risk during a specified time period. The current target allocation is comprised of the following: 25% large-cap holdings, 20% mid-cap holdings, 17.5% international holdings, 12.5% small-cap holdings, 12.5% real estate holdings, and 12.5% commodities holdings.

The Fund’s favorable performance during 2009 versus its custom benchmark and the S&P 500 Index can be directly attributed to several of the asset allocation categories as well as fund selection. For instance, the MSCI Emerging Markets Index increased by 78% during 2009, and is a component of our international holdings allocation (be advised one cannot invest directly in an index). Additionally, indexes tracking mid-cap stocks and real estate-related stocks rose by 37% and 28%, respectively, during 2009. On a combined basis, the three aforementioned categories comprise approximately 38% of the target allocation of the Fund.

The Fund’s performance is compared against a custom benchmark that reflects the target allocations previously specified. For the year through December 31, 2009, the Fund outperformed the benchmark as a result of favorable fund selection in various categories. For instance, the Allianz NFJ International Value Fund outperformed its benchmark during 2009. We also experienced favorable results among several large-cap holdings, including the Fairholme Fund and the Hartford Capital Appreciation Fund. The Van Eck Global Hard Assets Fund contributed positively to our holdings of commodity-related stocks, and our real estate holding of First American Real Estate Fund proved beneficial. However, a few funds detracted from our performance against the custom benchmark, including our large-cap holdings of the AIM Diversified Dividend Fund and the Ivy Asset Strategy Fund. Additionally, the Heartland Value Plus Fund detracted from our small-cap performance.

The custom benchmark for The Strategic Growth Fund is comprised of 25% of the S&P 500 Index, 20% of the S&P 400 Index, 12.5% of the Russell 2000 Index, 12.5% of the Dow Jones US Select REIT Index, 12.5% of the S&P GSCI Index, 12% of the MSCI EAFE Index, and 5.5% of the MSCI Emerging Markets Index.

Page 12	The Flex-funds® 2009 Annual Report | December 31, 2009

The Flex-funds®	2009 Annual Report | December 31, 2009

PERFORMANCE PERSPECTIVE

Period & Average Annual Total Returns as of December 31, 2009

	1 Year	8/25/08 to 12/31/09*	Since Inception	Net Expense Ratio+	Gross Expense Ratio+
The Strategic Growth Fund*	35.79%	-11.38%	-3.28%[1]	1.57%	1.74%

Blended Index[2]	31.28%	-11.87%[4]	-1.61%	—	—

S&P 500 Index[3]	26.47%	-6.68%	-1.35%	—	—

[1]	Inception date for The Strategic Growth Fund is 1/31/06.
[2]

The Blended Index consists of 25% of the S&P 500 Index, 20% of the S&P 400 Index, 12.5% of the Russell 2000 Index, 12.5% of the Dow Jones US Select REIT Index, 12.5% of the S&P GSCI Index, 12% of the MSCI EAFE Index, and 5.5% of the MSCI Emerging Markets Index.

[3]

The S&P 500 Index is a widely recognized unmanaged index of common stock prices that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

[4]	Return for the Blended Index is from 8/31/08 through 12/31/09.
*	On August 25, 2008, The Focused Growth Fund became known as The Strategic Growth Fund and its investment strategy changed. This Fund will pursue its goal by investing primarily in open-end or closed-end investment companies that seek capital growth or appreciation without regard to current income. In addition, this fund will always have set allocations to U.S. large-cap equities, U.S. mid-cap equities, U.S. small-cap equities, non-U.S./International (including emerging markets) equities, real estate equities and commodity based equities.
+	The Net and Gross Expense Ratios are percentages of the Fund’s average net assets as they are shown in the most current Fund’s Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

Performance quoted represents past performance. Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2009, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Current month-end performance may be obtained at www.flexfunds.com or by calling 1.800.325.3539. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Strategic Growth Fund during the periods shown above. Source for index data: Morningstar, Inc.

The Growth of $10,000 chart compares The Strategic Growth Fund’s value to the S&P 500 Index, the Fund’s broad-based benchmark, and the Blended Index, which is described above. The chart is intended to give you a general idea of how the Fund performed compared to these indices over the period from its inception on January 31, 2006 to December 31, 2009. An understanding of the differences between the Fund and these indices is important. The benchmark indices are hypothetical unmanaged indices of common stock that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. The chart and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Top Ten Holdings as of December 31, 2009
1)	Allianz NFJ International Value Fund	10.3%
2)	Van Eck Global Hard Assets Fund	8.7%
3)	RS Emerging Markets Fund	7.4%
4)	First American Real Estate Securities Fund	7.0%
5)	Oppenheimer Real Estate Fund	6.6%
6)	Nuveen Tradewinds Value Opportunities Fund	4.8%
7)	Touchstone Mid Cap Growth Fund	4.7%
8)	Fairholme Fund	4.5%
9)	Ridgeworth Small Cap Value Fund	4.4%
10)	Heartland Value Plus Fund	4.3%

The Flex-funds® 2009 Annual Report | December 31, 2009	Page 13

The Flex-funds®	2009 Annual Report | December 31, 2009

The Muirfield Fund®

Annual Market Perspective

Due to our asset allocation decisions, The Muirfield Fund® outperformed its custom benchmark by 3.04% in 2009

The Flex-funds Muirfield Fund® returned 18.95% for the year ended December 31, 2009. By comparison, a blended benchmark comprised of 60% of the S&P 500 Index and 40% of the 90-day U.S. Treasury Bill returned 15.91% during 2009.

The Muirfield Fund® began 2009 approximately 60% invested in the stock market and 40% invested in cash equivalent securities. We increased our defensive position during the first quarter in response to a deteriorating stock market. However, as the year progressed, we decreased our defensive position and increased exposure to the stock market in response to an improving risk/ reward relationship indicated by our investment models. We ended 2009 approximately 90% invested in the stock market and 10% invested in short-term bond funds in The Muirfield Fund®.

We managed our industry and sector exposure throughout the year and initiated changes in sector allocations as 2009 progressed. We began 2009 with an overweight to sectors with defensive characteristics, such as consumer staples, healthcare, and utilities. However, late in the first quarter we began reducing our exposure to defensive sectors, and simultaneously began increasing our exposure to sectors with greater potential for capital appreciation, such as energy, materials, and financials. We maintained our materials overweight for the remainder of the year, and subsequently restored our overweight to the healthcare and consumer staples sectors due to our models indicating preference for these sectors.

We also managed our exposure to large-, mid-, and small-cap companies, as well as growth versus value investments. We began the year with an overweight toward value investments due to indications from our investment models. We also maintained our overweight position in small-cap stocks due to readings from our investment models, as well as attractive relative valuations and favorable historical performance during the latter stages of recessions. At the midpoint of 2009, our models indicated a preference for a neutral stance among growth versus value investments, and we responded accordingly. However, this preference was temporary and we reestablished our overweight to value investments during the third quarter, which was maintained for the remainder of the year. Additionally, we ended 2009 with an overweight to small-cap investments as well.

Finally, we decided to invest in the international markets in the second quarter, which we had avoided since the beginning of the fourth quarter of 2008. We initially established a position in emerging markets, which was soon followed by a position in developed international markets. Interestingly, during the fourth quarter our investment models increased preference for emerging markets, yet they deteriorated for the developed international markets. As a result, we increased our exposure to emerging markets and decreased our exposure to developed international markets.

Page 14	The Flex-funds® 2009 Annual Report | December 31, 2009

The Flex-funds®	2009 Annual Report | December 31, 2009

PERFORMANCE PERSPECTIVE

Period & Average Annual Total Returns as of December 31, 2009

	1 Year	5 Year	10 Year	Net Expense Ratio+	Gross Expense Ratio+
The Muirfield Fund®[1]	18.95%	0.65%	-0.83%	1.39%	1.75%

Blended Index[2]	15.91%	1.75%	0.89%	—	—

S&P 500 Index[3]	26.47%	0.42%	-0.95%	—	—

[1]	Inception date for The Muirfield Fund® is 8/10/88.
[2]

The Blended Index is comprised of 60% S&P 500 Index & 40% 90-day T-bills. This index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

[3]

The S&P 500 Index is a widely recognized unmanaged index of common stock prices that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

+	The Net and Gross Expense Ratios are percentages of the Fund’s average net assets as they are shown in the most current Fund’s Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

Performance quoted represents past performance. Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2009, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Current month-end performance may be obtained at www.flexfunds.com or by calling 1.800.325.3539. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Muirfield Fund® during the periods shown above. Source for index data: Morningstar, Inc.

The Growth of $10,000 chart compares the value of The Muirfield Fund* to the S&P 500 Index, the Fund’s broad-based benchmark, and to an index composed of 60% of the S&P 500 Index and 40% of 90-day T-bills. The chart is intended to give you a general idea of how the Fund performed compared to these indices over the period from December 31, 1999 to December 31, 2009. An understanding of the differences between the Fund and these indices is important. The benchmark indices are hypothetical unmanaged indices of common stocks and 90-day T-bills that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. The chart and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Top Ten Holdings as of December 31, 2009
1)	Fairholme Fund	7.8%
2)	Nuveen Tradewinds Value Opportunities Fund	6.0%
3)	Janus Forty Fund	5.7%
4)	Fidelity Advisor Leveraged Company Stock Fund	4.8%
5)	PowerShares QQQ	4.7%
6)	Energy Select Sector SPDR Fund	4.6%
7)	Ridgeworth Mid Cap Value Equity Fund	4.4%
8)	Ridgeworth Small Cap Value Equity Fund	4.1%
9)	Putnam Equity Income Fund	4.0%
10)	Technology Select Sector SPDR Fund	3.9%

The Flex-funds® 2009 Annual Report | December 31, 2009	Page 15

The Flex-funds®	2009 Annual Report | December 31, 2009

The Defensive Balanced Fund (formerly The Defensive Growth Fund*)

Annual Market Perspective

The Defensive Balanced Fund outperformed its custom benchmark by 1.89% in 2009

The Defensive Balanced Fund returned 14.65% for the year ended December 31, 2009. By comparison, its custom benchmark returned 12.76% for the same time period. The Defensive Balanced Fund will always have at least 30%, and up to 70%, of assets invested in the stock market. The Fund will also have at least 30%, and up to 70%, of assets in fixed-income securities.

In the equity portion of The Defensive Balanced Fund, we began 2009 approximately 60% invested in the stock market and 40% invested in cash equivalent securities. We increased our defensive position during the first quarter in response to a deteriorating stock market. However, as the year progressed, we decreased our defensive position and increased exposure to the stock market in response to an improving risk/reward relationship indicated by our investment models. We ended 2009 approximately 90% invested in the stock market and 10% invested in short-term bond funds for the equity portion of the Fund. Additionally, we began the year with an overweight toward value investments due to indications from our investment models. We also maintained our overweight position in small-cap stocks. At the mid-point of 2009, our models indicated a preference for a neutral stance among growth versus value investments, and we responded accordingly. However, this preference was temporary and we reestablished our overweight to value investments during the third quarter, which was maintained for the remainder of the year. We also ended 2009 with an overweight to small-cap investments as well.

In terms of industry and sector exposure, we began 2009 with an overweight to sectors with defensive characteristics, such as consumer staples, healthcare, and utilities. However, late in the first quarter we began reducing our exposure to defensive sectors, and simultaneously began increasing our exposure to sectors with greater potential for capital appreciation. We maintained an overweight in materials for the duration of the year, and subsequently restored our overweight to the healthcare and consumer staples sector due to model indications. Finally, we decided to invest in the international markets in the second quarter, which we had avoided since the beginning of the fourth quarter of 2008. We initially established a position in emerging markets, which was soon followed by a position in developed international markets. Interestingly, during the fourth quarter our investment models increased preference for emerging markets, yet they deteriorated for the developed international markets. As a result, we increased our exposure to emerging markets and decreased our exposure to developed international markets.

In the fixed-income portion of the Fund, our most dramatic move for 2009 was to shift our target allocation toward an overweight in investment grade bond funds. This would ultimately benefit the Fund as this sector of the fixed-income market maintained relative strength into year end. Due to indications in our models, we expect to continue holding an overweight to investment grade credit in the near-term. Yield spreads are not as generous as they were in the early part of 2009 , yet we believe there is additional value to be generated from this sector. The average weighted maturity of the fixed-income portion of the Fund was maintained slightly below that of our benchmark, as readings from our fixed-income models indicate that intermediate-term interest rates may gradually increase.

Page 16	The Flex-funds® 2009 Annual Report | December 31, 2009

The Flex-funds®	2009 Annual Report | December 31, 2009

PERFORMANCE PERSPECTIVE

Period & Average Annual Total Returns as of December 31, 2009

	1 Year	8/25/08 to 12/31/09*	Since Inception	Net Expense Ratio+	Gross Expense Ratio+
The Defensive Balanced Fund*	14.65%	-1.36%	-0.87%[1]	1.54%	1.70%

Blended Index[2]	12.76%	-0.67%[4]	2.25%	—	—

S&P 500 Index[3]	26.47%	-6.68%	-1.35%	—	—

[1]	Inception date for The Defensive Balanced Fund is 1/31/06.
[2]

The Blended Index consists of 42% of the S&P 500 Index, 28% of the average 90-day U.S. Treasury bill and 30% of the Barclays Intermediate-Term Government/Credit Index. These indices do not take into account the deduction of expenses associated with a mutual fund such as investment management and accounting fees. One cannot invest directly in an index.

[3]

The S&P 500 Index is a widely recognized unmanaged index of common stock prices that does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

[4]	Return for the Blended Index is from 8/31/08 through 12/31/09.
*	On August 25, 2008, The Defensive Growth Fund became known as The Defensive Balanced Fund and its investment strategy changed. This Fund will always invest at least 30% and may invest up to 70% of its assets primarily in equity mutual funds. In addition, this Fund will always invest at least 30% and may invest up to 70% of its assets primarily in investment grade bonds, money market instruments, or exchange traded funds.
+	The Net and Gross Expense Ratios are percentages of the Fund’s average net assets as they are shown in the most current Fund’s Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

Performance quoted represents past performance. Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2009, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Current month-end performance may be obtained at www.flexfunds.com or by calling 1.800.325.3539. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Defensive Balanced Fund during the periods shown above. Source for index data: Morningstar, Inc.

The Growth of $10,000 chart compares The Defensive Balanced Fund’s value to the S&P 500 Index, the Fund’s broad-based benchmark, and to the Blended Index which is comprised of 42% of the S&P 500 Index, 28% of the average 90-day U.S. Treasury bill and 30% of the Barclays Intermediate-Term Government/Credit Index. The chart is intended to give you a general idea of how the Fund performed compared to these indices over the period from its inception on January 31, 2006 through December 31, 2009. An understanding of the differences between the Fund and these indices is important. The benchmark indices are hypothetical unmanaged indices of common stock that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. The chart and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Top Ten Holdings as of December 31, 2009
1)	Fairholme Fund	5.6%
2)	The Flex-funds® Money Market Fund	5.0%
3)	Janus Short-Term Bond Fund	4.8%
4)	Caterpillar Financial Power Investment Floating Rate Demand Note, 2.05%	4.6%
5)	Ridgeworth Intermediate Bond Fund	4.6%
6)	iShares iBoxx$ Investment Grade Corp. Bond Fund	4.1%
7)	Delaware Diversified Income Fund	4.1%
8)	Federal Farm Credit Note, 2.60%, 1/28/2013	4.1%
9)	Harbor Bond Fund	4.0%
10)	Nuveen Tradewinds Value Opportunities Fund	3.8%

The Flex-funds® 2009 Annual Report | December 31, 2009	Page 17

The Flex-funds®	2009 Annual Report | December 31, 2009

The Total Return Utilities Fund (formerly The Socially Responsible Utilities Fund*)

Annual Market Perspective

The Total Return Utilities Fund was ranked as one of the top 7 utility funds for 2009.

The Flex-funds® Total Return Utilities Fund returned 30.63% for the year ended December 31, 2009, compared to the benchmark Russell 3000 Utilities Index return of 11.07%, and a blended index consisting of 60% of the Russell 3000 Utilities Index and 40% of the Barclays Capital Long Credit Index that returned 13.61%. More importantly, the Fund has also outperformed the Russell 3000 Utilities Index and the blended index for the 5-year, 10-year, and since inception periods as well. Additionally, The Flex-funds® Total Return Utilities Fund was the seventh best performing utilities fund (out of 42 funds) during 2009 according to Morningstar. We are quite pleased with the performance of the Fund during 2009, especially considering that the broader utilities sector lagged the general stock market as measured by the S&P 500 Index. We would also point out that the Fund’s return also exceeded the return for the S&P 500 Index for the 1-, 5-, and 10-year periods.

During the first half of 2009, concerns regarding the large-cap utility indices significantly dissipated as attractive valuations within the sector made stocks broadly appealing. Although lagging the broader market since the stock market rally materialized, utility stocks provided favorable returns, and the Fund’s performance relative to the peer group was impressive during 2009. The strongest portion of the gains in the stock market rally was generally experienced in lower-quality stocks; however, we have been able to obtain similar results with a portfolio of quality names characterized by strong continuing operations, healthy balance sheets, and stable or increasing dividends. Given our preference for quality, our investment strategy does not emphasize the pursuit of short-term returns; alternatively, we prefer the sustainability of gains that have been achieved. Within the Fund, our holdings are much broader than traditional utility indexes, which provided a relative advantage since stocks in general have been buoyant during much of 2009. In addition, there were 24 dividend increases from 21 stocks this year.

While there are plenty of issues regarding environmental legislation, we do not believe there will be any adverse impact on our holdings at this time. We continue to believe our holdings are modestly priced, and we are prepared to sell when valuations exceed our standards. As previously noted, the major utilities significantly underperformed the broad market in 2009, but it is quite possible that investors held back due to the uncertainties surrounding legislation. In 2010, either those uncertainties will be resolved in a bill (doubtful in our view) or they will fade as any threats become less imminent. Also, should the economy improve, the business of conventional utilities would improve in tandem, which might lead to better than expected profits.

Page 18	The Flex-funds® 2009 Annual Report | December 31, 2009

The Flex-funds®	2009 Annual Report | December 31, 2009

PERFORMANCE PERSPECTIVE

Period & Average Annual Total Returns as of December 31, 2009

	1 Year	5 Year	10 Year	Net Expense Ratio+	Gross Expense Ratio+
The Total Return Utilities Fund[1]*	30.63%	5.78%	2.57%	1.96%	2.14%

Russell 3000 Utilities Index[2]	11.07%	3.30%	-3.75%	—	—

Blended Index[3]	13.61%	4.01%	0.98%	—	—

[1]	Inception date for The Total Return Utilities Fund is 6/21/1995.
[2]

The Russell 3000 Utilities Index is a market capitalization-weighted index that is comprised of utility stocks that are included in the Russell 3000 Index. This index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

[3]	The Blended Index consists of 60% of the Russell 3000 Utilities Index and 40% of the Barclays Capital Long Credit Index. One cannot invest directly in an index.
*	While the name of the fund has changed, the investment objective has remained the same.
+	The Net and Gross Expense Ratios are percentages of the Fund’s average net assets as they are shown in the most current Fund’s Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

Performance quoted represents past performance. Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2009, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Current month-end performance may be obtained at www.flexfunds.com or by calling 1.800.325.3539. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Total Return Utilities Fund during the periods shown above. Because The Total Return Utilities Fund concentrates its investments in public utility companies, the value of the Fund’s shares may fluctuate more than if invested in a greater number of industries. Changes in interest rates may also affect the value of utility stocks, and rising interest rates can be expected to reduce the Fund’s net asset value. Source for index data: Bloomberg, LP.

The Growth of $10,000 chart compares The Total Return Utilities Fund’s value to the Russell 3000 Utilities Index, the Fund’s broad-based benchmark, and to the Blended Index described above. The chart is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from December 31, 1999 to December 31, 2009. An understanding of the differences between the Fund and these indices is important. The benchmark indices do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. The chart and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Top Ten Holdings as of December 31, 2009
1)	NII Holdings, Inc.	5.5%
2)	American Water Works, Inc.	4.9%
3)	Enterprise Products Partners, L.P.	4.6%
4)	Verizon Communications, Inc.	4.5%
5)	Northeast Utilities	4.4%
6)	MDU Resource Group, Inc.	4.1%
7)	AT&T, Inc.	4.1%
8)	Kinder Morgan Energy Partners, L.P.	4.0%
9)	NiSource, Inc.	3.7%
10)	Akamai Technologies, Inc.	3.2%

The Flex-funds® 2009 Annual Report | December 31, 2009	Page 19

The Flex-funds®	2009 Annual Report | December 31, 2009

The U.S. Government Bond Fund

Annual Market Perspective

In a year when Treasury indices declined in value, The U.S. Government Bond Fund returned 2.10%.

The Flex-funds® U.S. Government Bond Fund returned 2.10% for the year ending December 31, 2009. Within the government debt sector mortgage-backed securities aided the Fund’s performance. As part of an effort to support the markets, the Federal Reserve initiated programs which would ultimately support certain sectors of the markets, such as mortgage-backed securities issued by agencies of the government. U.S. Treasury securities lagged the most in 2009 despite also being targeted in these programs. However, massive amounts of new Treasury debt issuance would over shadow government efforts. As a result, for the year, The Flex-funds® U.S. Government Bond Fund’s sector allocation continued to be positioned away from U.S. Treasury securities and toward U.S. Government agency securities. At the midpoint of 2009, the Fund was also invested up to its maximum allocation of 20% in investment grade corporate bonds, and we believed that favorable interest rate policy would continue to benefit this sector.

Investment grade credit may see additional out performance in 2010 over government debt while government agency debt may outperform U.S. Treasury investments. Treasury securities will most likely be faced with more sizable auctions, ongoing conversations about inflation and the expectations of an increase in the Federal Funds rate. Interest rate projections based on our models indicate intermediate-term and long-term interest rates may move higher in the coming year. With this in mind, coupled with signs of improving economic data, we believed it was appropriate to slightly shorten the Fund’s weighted average maturity. An increase in interest rates would force yields on bonds with longer dated maturities to rise and their prices to fall.

As we look to 2010 we do not anticipate much change in the holdings of the Fund. However, we do believe opportunities may arise throughout the year to reevaluate the holdings and adjust our allocation accordingly. In the meantime, we will remain vigilant and monitor the market environment and manage the Fund in the best interest of our shareholders.

Page 20	The Flex-funds® 2009 Annual Report | December 31, 2009

The Flex-funds®	2009 Annual Report | December 31, 2009

PERFORMANCE PERSPECTIVE

Period & Average Annual Total Returns as of December 31, 2009

	1 Year	5 Year	10 Year	Net Expense Ratio+	Gross Expense Ratio+
The U.S. Government Bond Fund[1]	2.10%	3.70%	3.48%	0.99%	1.58%

Barclays Capital Intermediate Government Index[2]	-0.33%	4.74%	5.65%	—	—

Barclays Capital Intermediate -Term Government/Credit Index[3]	5.24%	4.65%	5.93%	—	—

[1]	Inception date of The U.S. Government Bond Fund is 12/31/1998.
[2]

The Barclays Capital Intermediate Government Index is an unmanaged index of dollar-denominated non-convertible fixed-rate bonds issued by the U.S. Government that are rated investment-grade or higher, have a maturity of one to ten years, and at least $250 million outstanding. The Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

[3]

The Barclays Capital Intermediate-Term Government/Credit Index is an unmanaged index of fixed-rate bonds issued by the U.S. Government and its agencies that are rated investment-grade or higher, have one to ten years remaining until maturity, and at least $100 million outstanding. The Barclays Capital Intermediate-Term Government/Credit Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

+	The Net and Gross Expense Ratios are percentages of the Fund’s average net assets as they are shown in the most current Fund’s Prospectus. The Net Expense Ratio includes all waivers, reimbursements and expenses paid indirectly.

Performance quoted represents past performance. Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2009, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Current month-end performance may be obtained at www.flexfunds.com or by calling 1.800.325.3539. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The U.S. Government Bond Fund during the periods shown above. Source for index data: Morningstar, Inc.

The Growth of $10,000 chart compares The US. Government Bond Fund’s value to the Barclays Capital Intermediate Government Index and the Barclays Capital Intermediate-Term Government/Credit Index, the Fund’s broad-based benchmark. The chart is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period from December 31, 1999 to December 31, 2009. An understanding of the differences between the Fund and these indices is important. The indices are hypothetical unmanaged indices, as described above, that do not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

Past performance does not guarantee future results. The chart and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Top Ten Holdings as of December 31, 2009
1)	U.S. Treasury Note, 2.375%, 8/31/2014	8.6%
2)	GNMA Single Family, 5.00%, 10/01/2039	5.9%
3)	Farmer Mac, 3.25%, 8/11/2014	5.9%
4)	GNMA Single Family, 5.00%, 7/20/2039	5.9%
5)	FHLMC, 5.30%, 5/12/2020	5.9%
6)	IBM Corp., 2.10%, 5/16/2013	5.8%
7)	FNMA, 4.00%, 2/20/2024	5.8%
8)	FHLB, 3.25%, 4/13/2015	5.7%
9)	FNMA, 5.25%, 11/19/2024	5.7%
10)	GNMA Single Family, 5.00%, 4/15/2038	5.1%

The Flex-funds® 2009 Annual Report | December 31, 2009	Page 21

The Flex-funds®	2009 Annual Report | December 31, 2009

The Money Market Fund

Annual Market Perspective

Both the retail and institutional classes of The Flex-funds® Money Market Fund ranked #1 in their respective categories as of December 29, 2009.

Both the retail and institutional class of The Flex-funds® Money Market Fund continued to rank among the top general purpose money market funds in the country during the year ended December 31, 2009, according to iMoneyNet, Inc. Separately the retail and institutional classes of The Flex-funds® Money Market Fund closed the year with a 7-day simple yield of 0.30% and 0.47%, respectively. The median first tier retail and institutional money market fund finished the quarter with a yield of 0.01% and 0.04%, respectively. As a result, the retail class was ranked first out of 232 iMoneyNet first tier retail funds based on the 7-day simple yield. In addition, the institutional class was ranked first out of iMoneyNet’s 286 first tier institutional fund universe.

In 2009, we maintained our strong emphasis on caution in the Fund. For a majority of the second half of the year, investors debated the prospects for rising interest rates and the economy. The quantitative easing programs introduced by the Federal Reserve a year ago and the accompanying mountain of debt issuance have turned investors bearish on the prospects of fixed-income products. Despite the hold the Federal Open Market Committee (the Fed) has on the Fed Funds rate, money market products have begun to realize a slight increase in yields. To better prepare for potentially higher interest rates, we proceeded to shorten the Fund’s weighted average maturity (WAM). Holdings in the Fund remained allocated toward investments with higher credit quality. We continue to believe this strategy added value to our funds while providing shareholders with greater confidence in the Fund. Overall, we believe our strategies were effective despite challenges faced throughout the year in the money market sector.

The Fund’s allocation continued to favor U.S. government agency securities and securities backed with FDIC insurance while we maintained positions in commercial paper and investment grade debt investments. At the end of the year, the Fund’s portfolio composition was as follows: 40% in other money market funds, 27% corporate obligations, 21% U.S. Government agency securities, and 12% in certificates of deposit.

As we enter 2010, we believe the Fund is positioned properly to maintain its outperformance. We will continue to face challenges with short-term investment options since we expect supply of available investment options and credit quality to be depressed for the next several months. The quality of the Fund’s investments will remain top priority as we navigate through these turbulent times.

Page 22	The Flex-funds® 2009 Annual Report | December 31, 2009

The Flex-funds®	2009 Annual Report | December 31, 2009

PERFORMANCE PERSPECTIVE

Period & Average Annual Total Returns as of December 31, 2009

	1 Year	5 Year	10 Year	Since Inception
The Money Market Fund (Retail Class)	0.64%	3.15%	2.95%	4.75%[1]

Lipper’s Average General Purpose Money

Market Fund	0.17%	2.66%	2.47%	4.47%[2]

Current & Effective Yields	7-day Compound Yield: 0.30%*		7-day Simple Yield: 0.30%*

The Money Market Fund (Institutional Class)	0.75%	3.29%	—	3.28%[3]

iMoneyNet Average First-Tier

Institutional Money Market Fund	0.34%	3.13%	—	3.13%[4]

Current & Effective Yields	7-day Compound Yield: 0.47%*		7-day Simple Yield: 0.47%*

[1]	Inception date for the Retail class of The Money Market Fund is 3/27/85.
[2]	Performance results for the Lipper Average General Purpose Money Market Fund are from 3/31/85 through 12/31/09.
[3]	Inception date for the Institutional class of The Money Market Fund is 12/28/04.
[4]	Performance results for the iMoneyNet Average First-Tier Institutional Money Market Fund are from 12/31/04 through 12/31/09.
*	For the seven-day period ended December 31, 2009, yield quotations more closely reflect the current earnings of The Money Market Fund than do total return quotations.

Performance quoted represents past performance. Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended December 31, 2009, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Current month-end performance may be obtained at www.flexfunds.com or by calling 1.800.325.3539. Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of both the retail class and the institutional class of The Money Market Fund during the periods shown above. Investments in The Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in The Money Market Fund. Source for average general purpose money market fund data: Lipper, Inc. Source for average first-tier institutional money market fund data: iMoneyNet, Inc.

1)	Other Money Market Funds	40%
2)	Corporate Obligations	27%
3)	U.S. Gov’t Agency Notes	21%
4)	Certificates of Deposit	12%

The Flex-funds® 2009 Annual Report | December 31, 2009	Page 23

The Flex-funds®	2009 Annual Report | December 31, 2009

Shareholder Expense Analysis (Unaudited)

Shareholders of mutual funds pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees) and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from June 30, 2009 to December 31, 2009.

ACTUAL EXPENSES: The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g.: an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

ACTUAL EXPENSES

	Beginning Account Value (6/30/2009)	Ending Account Value (12/31/2009)	Expenses Paid During Period[1] (6/30/2009 - 12/31/2009)	Expense Ratio (Annualized)
The Money Market Fund - Retail Class	$1,000.00	$1,002.00	$2.57	0.51%
The Money Market Fund - Institutional Class	1,000.00	1,002.60	2.02	0.40%
The U.S. Government Bond Fund	1,000.00	1,028.80	5.06	0.99%
The Muirfield Fund®	1,000.00	1,164.70	7.26	1.33%
The Defensive Balanced Fund	1,000.00	1,120.80	7.91	1.48%
The Dynamic Growth Fund	1,000.00	1,199.00	7.04	1.27%
The Aggressive Growth Fund	1,000.00	1,219.50	8.28	1.48%
The Strategic Growth Fund	1,000.00	1,253.10	8.40	1.48%
The Total Return Utilities Fund	1,000.00	1,211.10	10.09	1.81%
The Quantex Fund™	1,000.00	1,426.10	8.62	1.41%

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: The second table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

HYPOTHETICAL EXAMPLE

(5% return before expenses)

	Beginning Account Value (6/30/2009)	Ending Account Value (12/31/2009)	Expenses Paid During Period[1] (6/30/2009 - 12/31/2009)	Expense Ratio (Annualized)
The Money Market Fund - Retail Class	$1,000.00	$1,022.63	$2.60	0.51%
The Money Market Fund - Institutional Class	1,000.00	1,023.19	2.04	0.40%
The U.S. Government Bond Fund	1,000.00	1,020.21	5.04	0.99%
The Muirfield Fund®	1,000.00	1,018.50	6.77	1.33%
The Defensive Balanced Fund	1,000.00	1,017.74	7.53	1.48%
The Dynamic Growth Fund	1,000.00	1,018.80	6.46	1.27%
The Aggressive Growth Fund	1,000.00	1,017.74	7.53	1.48%
The Strategic Growth Fund	1,000.00	1,017.74	7.53	1.48%
The Total Return Utilities Fund	1,000.00	1,016.08	9.20	1.81%
The Quantex Fund™	1,000.00	1,018.10	7.17	1.41%

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.

[1]

Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the total number of days in the six-month period).

Page 24	The Flex-funds® 2009 Annual Report | December 31, 2009

The Flex-funds®	2009 Annual Report | December 31, 2009

2009 Annual Report

Fund Holdings & Financial Statements

The Flex-funds® 2009 Annual Report | December 31, 2009	Page 25

Schedule of Investments

December 31, 2009

The Muirfield Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 94.7%
AIM Diversified Dividend Fund	317,672	3,453,099
BB&T Equity Income Fund@	333,887	4,066,738
Calvert Long Term Income Fund@	168,370	2,798,316
Consumer Staples Select Sector SPDR Fund	163,775	4,335,124
Delaware Diversified Income Fund	225,680	2,103,340
Delaware Inflation Protected Bond Fund	94,871	983,814
Energy Select Sector SPDR Fund	91,950	5,242,070
Fairholme Fund	297,781	8,960,245
Fidelity Advisor Leveraged Company Stock Fund	197,553	5,535,436
Harbor Bond Fund	172,266	2,091,309
Hartford Capital Appreciation Fund	129,221	3,964,514
Health Care Select Sector SPDR Fund	113,475	3,525,668
Heartland Value Plus Fund	185,434	4,341,010
iShares MSCI Emerging Markets Index	96,350	3,998,525
Ivy Asset Strategy Fund	95,479	2,127,264
Janus Forty Fund#	206,824	6,519,102
Janus Short-Term Bond Fund	1,371,230	4,209,676
Nuveen Tradewinds Value Opportunities Fund#	233,577	6,934,908
PowerShares QQQ	118,480	5,420,460
Putnam Equity Income Fund	335,182	4,558,480
RidgeWorth Mid Cap Value Equity Fund	504,392	5,018,704
RidgeWorth Small Cap Value Equity Fund	434,912	4,692,698
RS Emerging Markets Fund	183,526	4,244,964
Sentinel Short Maturity Government Fund	216,450	1,997,836
Technology Select Sector SPDR Fund	196,375	4,502,879
Touchstone Mid Cap Growth Fund#	180,111	3,431,117

Total Registered Investment Companies (Cost $100,765,044)		109,057,296

Money Market Registered Investment Companies — 2.2%
The Flex-funds Money Market Fund — Institutional Class, 0.47%*	2,521,062	2,521,062

Total Money Market Registered Investment Companies (Cost $2,521,062)		2,521,062

Floating Rate Demand Notes — 2.8%
Caterpillar Financial Power Investment Floating Rate Demand Note, 2.05%, 1/4/2010**	3,258,715	3,258,715

Total Floating Rate Demand Notes (Cost $3,258,715)		3,258,715

U.S. Government Obligations — 0.7%
U.S. Treasury Bill, 0.035%, due 3/18/2010***	800,000	799,926

Total U.S. Government Obligations (Cost $799,941)		799,926

Total Investments — 100.4% (Cost $107,344,762)(a)		115,636,999

Liabilities less Other Assets — (0.4%)		(498,843)

Total Net Assets — 100.0%		115,138,156

The Muirfield Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Trustee Deferred Compensation****
The Flex-funds Aggressive Growth Fund	1,452	10,004
The Flex-funds Defensive Balanced Fund	728	6,537
The Flex-funds Dynamic Growth Fund	1,115	7,872
The Flex-funds Muirfield Fund	4,073	20,324
The Flex-funds Quantex Fund	2,298	42,467
The Flex-funds Total Return Utilities Fund	271	5,618

Total Trustee Deferred Compensation (Cost $83,770)		92,822

	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring March 2010, notional value $4,442,800	16	54,630

Total Futures Contracts		54,630

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $1,001,685. Cost for federal income tax purposes of $108,346,447 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$8,867,593
Unrealized depreciation	(1,577,041)

Net unrealized appreciation (depreciation)	$7,290,552

@	A portion of this security may be deemed illiquid due to the Investment Company Act of 1940 provision stating that no issuer of any investment company security purchased or acquired by a registered investment company shall be obligated to redeem such security in an amount exceeding 1 per centum of such issuer’s total outstanding securities during any period of less than thirty days.
#	Represents non-income producing securities.
*	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2009.
**	Floating rate security. The rate shown represents the rate in effect at December 31, 2009.
***	Pledged as collateral on futures contracts.
****	Assets of affiliates to The Muirfield Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

26	The Flex-funds

Schedule of Investments

December 31, 2009

The Dynamic Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 96.0%
AIM Diversified Dividend Fund	229,806	2,497,995
BB&T Equity Income Fund	233,635	2,845,670
Consumer Staples Select Sector SPDR Fund	151,200	4,002,264
DWS Large Cap Value Fund	82,243	1,321,646
Energy Select Sector SPDR Fund	80,825	4,607,833
Fairholme Fund	205,988	6,198,189
Fidelity Advisor Leveraged Company Stock Fund	162,090	4,541,762
Hartford Capital Appreciation Fund	118,690	3,641,421
Health Care Select Sector SPDR Fund	85,900	2,668,913
Heartland Value Plus Fund	165,094	3,864,856
iShares MSCI Emerging Markets Index	81,800	3,394,700
Ivy Asset Strategy Fund	135,690	3,023,171
Ivy Large Cap Growth Fund	144,995	1,652,938
Janus Forty Fund#	129,322	4,076,233
Nuveen Tradewinds Value Opportunities Fund#	213,501	6,338,832
PowerShares QQQ	96,425	4,411,444
Putnam Equity Income Fund	253,425	3,446,575
RidgeWorth Mid Cap Value Equity Fund	404,120	4,020,992
RidgeWorth Small Cap Value Equity Fund	385,661	4,161,286
RS Emerging Markets Fund	150,580	3,482,924
Technology Select Sector SPDR Fund	166,110	3,808,902
Touchstone Mid Cap Growth Fund#	154,979	2,952,349

Total Registered Investment Companies (Cost $74,341,786)		80,960,895

Money Market Registered Investment Companies — 3.2%
The Flex-funds Money Market Fund — Institutional Class, 0.47%*	2,660,901	2,660,901

Total Money Market Registered Investment Companies (Cost $2,660,901)		2,660,901

Floating Rate Demand Notes — 0.3%
Caterpillar Financial Power Investment Floating Rate Demand Note, 2.05%, 1/4/2010**	250,583	250,583

Total Floating Rate Demand Notes (Cost $250,583)		250,583

U.S. Government Obligations — 0.9%
U.S. Treasury Bill, 0.035%, due 3/18/2010***	800,000	799,926

Total U.S. Government Obligations (Cost $799,941)		799,926

Total Investments — 100.4% (Cost $78,053,211)(a)		84,672,305

Liabilities less Other Assets — (0.4%)		(314,224)

Total Net Assets — 100.0%		84,358,081

The Dynamic Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Trustee Deferred Compensation****
The Flex-funds Aggressive Growth Fund	1,002	6,904
The Flex-funds Defensive Balanced Fund	493	4,427
The Flex-funds Dynamic Growth Fund	467	3,297
The Flex-funds Muirfield Fund	1,562	7,794
The Flex-funds Quantex Fund	854	15,782
The Flex-funds Total Return Utilities Fund	128	2,653

Total Trustee Deferred Compensation (Cost $36,624)		40,857

	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring March 2010, notional value $3,332,100	12	41,010

Total Futures Contracts		41,010

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $569,701. Cost for federal income tax purposes of $78,622,912 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$7,897,134
Unrealized depreciation	(1,847,741)

Net unrealized appreciation (depreciation)	$6,049,393

#	Represents non-income producing securities.
*	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2009.
**	Floating rate security. The rate shown represents the rate in effect at December 31, 2009.
***	Pledged as collateral on futures contracts.
****	Assets of affiliates to The Dynamic Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds	27

Schedule of Investments

December 31, 2009

The Aggressive Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 96.8%
AIM Diversified Dividend Fund	123,316	1,340,449
Consumer Staples Select Sector SPDR Fund	41,125	1,088,579
DWS Large Cap Value Fund	16,211	260,509
Energy Select Sector SPDR Fund	30,550	1,741,656
Fairholme Fund	85,725	2,579,472
Fidelity Advisor Leveraged Company Stock Fund	75,000	2,101,512
Hartford Capital Appreciation Fund	30,602	938,878
Health Care Select Sector SPDR Fund	15,550	483,139
iShares MSCI Emerging Markets Index	59,475	2,468,211
Janus Forty Fund#	59,525	1,876,224
Nuveen Tradewinds Value Opportunities Fund#	75,972	2,255,603
PowerShares QQQ	43,310	1,981,433
RidgeWorth Large Cap Value Equity Fund	92,267	1,013,094
RidgeWorth Mid Cap Value Equity Fund	174,870	1,739,958
RidgeWorth Small Cap Value Equity Fund	136,441	1,472,196
RS Emerging Markets Fund	77,901	1,801,859
TCW Small Cap Growth Fund#	77,127	1,848,732
Technology Select Sector SPDR Fund	84,450	1,936,438

Total Registered Investment Companies (Cost $24,735,850)		28,927,942

Money Market Registered Investment Companies — 2.6%
The Flex-funds Money Market Fund — Institutional Class, 0.47%*	779,984	779,984

Total Money Market Registered Investment Companies (Cost $779,984)		779,984

U.S. Government Obligations — 1.0%
U.S. Treasury Bill, 0.035%, due 3/18/2010**	300,000	299,972

Total U.S. Government Obligations (Cost $299,978)		299,972

Total Investments — 100.4% (Cost $25,815,812)(a)		30,007,898

Liabilities less Other Assets — (0.4%)		(112,908)

Total Net Assets — 100.0%		29,894,990

Trustee Deferred Compensation***
The Flex-funds Aggressive Growth Fund	611	4,210
The Flex-funds Defensive Balanced Fund	314	2,820
The Flex-funds Dynamic Growth Fund	323	2,280
The Flex-funds Muirfield Fund	1,121	5,594
The Flex-funds Quantex Fund	603	11,143
The Flex-funds Total Return Utilities Fund	84	1,741

Total Trustee Deferred Compensation (Cost $26,259)		27,788

The Aggressive Growth Fund

	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring March 2010, notional value $833,025	3	10,253

Total Futures Contracts		10,253

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $131,785. Cost for federal income tax purposes of $25,947,597 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$4,253,399
Unrealized depreciation	(193,098)

Net unrealized appreciation (depreciation)	$4,060,301

#	Represents non-income producing securities.
*	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2009.
**	Pledged as collateral on futures contracts.
***	Assets of affiliates to The Aggressive Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

28	The Flex-funds

Schedule of Investments

December 31, 2009

The Defensive Balanced Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 77.7%
AIM Diversified Dividend Fund	96,162	1,045,277
BB&T Equity Income Fund	107,647	1,311,136
Consumer Staples Select Sector SPDR Fund	49,900	1,320,853
Delaware Diversified Income Fund	215,023	2,004,012
Delaware Inflation Protected Bond Fund	47,436	491,907
Energy Select Sector SPDR Fund	24,700	1,408,147
Fairholme Fund	91,826	2,763,047
Fidelity Advisor Leveraged Company Stock Fund	60,976	1,708,558
Harbor Bond Fund	164,048	1,991,540
Hartford Capital Appreciation Fund	24,773	760,044
Health Care Select Sector SPDR Fund	29,100	904,137
Heartland Value Plus Fund	50,619	1,184,984
iShares iBoxx $ Investment Grade Corporate Bond Fund	19,350	2,015,302
iShares MSCI Emerging Markets Index	30,125	1,250,187
Ivy Asset Strategy Fund	42,032	936,465
Janus Forty Fund#	54,701	1,724,185
Janus Short-Term Bond Fund	777,948	2,388,299
Nuveen Tradewinds Value Opportunities Fund#	63,801	1,894,241
PowerShares QQQ	34,575	1,581,806
Putnam Equity Income Fund	79,547	1,081,842
RidgeWorth Intermediate Bond Fund	215,281	2,247,534
RidgeWorth Mid Cap Value Equity Fund	128,464	1,278,219
RidgeWorth Small Cap Value Equity Fund	137,137	1,479,713
RS Emerging Markets Fund	50,932	1,178,048
Technology Select Sector SPDR Fund	63,500	1,456,055
Touchstone Mid Cap Growth Fund#	52,805	1,005,933

Total Registered Investment Companies (Cost $35,571,106)		38,411,471

Money Market Registered Investment Companies — 5.0%
The Flex-funds Money Market Fund — Institutional Class, 0.47%*	2,449,157	2,449,157

Total Money Market Registered Investment Companies (Cost $2,449,157)		2,449,157

Floating Rate Demand Notes — 4.6%
Caterpillar Financial Power Investment Floating Rate Demand Note, 2.05%, 1/4/2010**	2,253,836	2,253,836

Total Floating Rate Demand Notes (Cost $2,253,836)		2,253,836

U.S. Government Obligations — 13.2%
Federal Agricultural Mortgage Corp., 3.05%, due 5/14/2014	1,000,000	1,012,720
Federal National Mortgage Association, 3.02%, due 12/08/2014	500,000	494,710
Federal National Mortgage Association, 3.125%, due 06/29/2015	250,000	247,885
Federal National Mortgage Association, 3.80%, due 12/21/2016	250,000	244,983

The Defensive Balanced Fund

Security Description	Shares or Principal Amount ($)	Value ($)
U.S. Government Obligations — continued
Federal Farm Credit Bank, 0.23%, due 11/27/2012***	250,000	249,640
Federal Farm Credit Bank, 2.60%, due 01/28/2013	2,000,000	2,000,420
Federal Farm Credit Bank, 3.20%, due 06/02/2015	250,000	246,665
Federal Home Loan Bank, 1.25%, due 11/27/2012***	250,000	247,535
Federal Home Loan Bank, 3.42%, due 06/17/2016	500,000	487,955
Federal Home Loan Mortgage Corp., 2.00%, due 01/29/2014***	1,000,000	998,690
U.S. Treasury Bill, 0.035%, due 03/18/2010****	300,000	299,972

Total U.S. Government Obligations (Cost $6,549,700)		6,531,175

Total Investments — 100.5% (Cost $46,823,799)(a)		49,645,639

Liabilities less Other Assets —(0.5%)		(257,205)

Total Net Assets—100.0%		49,388,434

Trustee Deferred Compensation*****
The Flex-funds Aggressive Growth Fund	965	6,649
The Flex-funds Defensive Balanced Fund	501	4,499
The Flex-funds Dynamic Growth Fund	290	2,047
The Flex-funds Muirfield Fund	818	4,082
The Flex-funds Quantex Fund	392	7,244
The Flex-funds Total Return Utilities Fund	105	2,177

Total Trustee Deferred Compensation (Cost $26,638)		26,698

	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring March 2010, notional value $2,221,400	8	27,240

Total Futures Contracts		27,240

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $105,795. Cost for federal income tax purposes of $46,929,594 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,006,422
Unrealized depreciation	(290,377)

Net unrealized appreciation (depreciation)	$2,716,045

#	Represents non-income producing securities.
*	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2009.
**	Floating rate security. The rate shown represents the rate in effect at December 31, 2009.

The Flex-funds	29

Schedule of Investments

December 31, 2009

The Defensive Balanced Fund

***	Variable rate security. The rate shown represents the rate in effect at December 31, 2009.
****	Pledged as collateral on futures contracts.
*****	Assets of affiliates to The Defensive Balanced Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

30	The Flex-funds

Schedule of Investments

December 31, 2009

The Strategic Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 93.2%
AIM Diversified Dividend Fund	133,495	1,451,086
Allianz NFJ International Value Fund	184,783	3,521,965
DWS Large Cap Value Fund	21,614	347,345
Fairholme Fund	50,798	1,528,514
First American Real Estate Securities Fund	166,625	2,382,735
Hartford Capital Appreciation Fund	10,201	312,959
Heartland Value Plus Fund	62,275	1,457,854
Ivy Asset Strategy Fund	38,592	859,837
Janus Forty Fund#	45,741	1,441,742
Materials Select Sector SPDR Trust	38,675	1,275,888
Nuveen Tradewinds Value Opportunities Fund#	54,540	1,619,306
Oppenheimer Real Estate Fund (The)	149,455	2,243,318
PowerShares QQQ	16,775	767,456
Putnam Equity Income Fund	100,818	1,371,121
RidgeWorth Mid Cap Value Equity Fund	139,851	1,391,518
RidgeWorth Small Cap Value Equity Fund	138,049	1,489,544
RS Emerging Markets Fund	108,274	2,504,381
TCW Small Cap Growth Fund#	51,813	1,241,969
Touchstone Mid Cap Growth Fund#	83,893	1,598,169
Van Eck Global Hard Assets Fund#	72,185	2,953,795

Total Registered Investment Companies (Cost $27,901,208)		31,760,502

Money Market Registered Investment Companies — 5.5%
The Flex-funds Money Market Fund —Institutional Class, 0.47%*	1,858,964	1,858,964

Total Money Market Registered Investment Companies (Cost $1,858,964)		1,858,964

Floating Rate Demand Notes — 0.7%
Caterpillar Financial Power Investment Floating Rate Demand Note, 2.05%, 1/4/2010**	250,583	250,583

Total Floating Rate Demand Notes (Cost $250,583)		250,583

U.S. Government Obligations — 0.9%
U.S. Treasury Bill, 0.035%, due 3/18/2010***	300,000	299,972

Total U.S. Government Obligations (Cost $299,978)		299,972

Total Investments — 100.3% (Cost $30,310,733)(a)		34,170,021

Liabilities less Other Assets — (0.3%)		(118,140)

Total Net Assets — 100.0%		34,051,881

Trustee Deferred Compensation****
The Flex-funds Aggressive Growth Fund	788	5,429
The Flex-funds Defensive Balanced Fund	413	3,709
The Flex-funds Dynamic Growth Fund	236	1,666
The Flex-funds Muirfield Fund	675	3,368
The Flex-funds Quantex Fund	322	5,951
The Flex-funds Total Return Utilities Fund	86	1,783

Total Trustee Deferred Compensation (Cost $22,283)		21,906

The Strategic Growth Fund

	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors Mid Cap 400 expiring March 2010, notional value $2,174,700	6	35,655

Total Futures Contracts		35,655

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $112,373. Cost for federal income tax purposes of $30,423,106 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,873,204
Unrealized depreciation	(126,289)

Net unrealized appreciation (depreciation)	$3,746,915

#	Represents non-income producing securities.
*	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2009.
**	Floating rate security. The rate shown represents the rate in effect at December 31, 2009.
***	Pledged as collateral on futures contracts.
****	Assets of affiliates to The Strategic Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds	31

Schedule of Investments

December 31, 2009

The Quantex Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Common Stocks — 96.8%
Business Services — 6.5%
Convergys Corp.#	10,080	108,360
IMS Health, Inc.	4,265	89,821
Interpublic Group of Companies, Inc./The#	15,005	110,737
Monster Worldwide, Inc.#	5,340	92,916
R.R. Donnelly & Sons Co.	5,530	123,153
Ryder System, Inc.	1,660	68,342
Teradata Corp.#	4,380	137,663
Total System Services, Inc.	5,360	92,567

(Cost $895,718)		823,559

Consumer Goods — 8.0%
Bemis Co., Inc.	2,720	80,648
Dean Foods Company#	3,590	64,764
Eastman Kodak Company	11,410	48,150
Harman International Industries, Inc.	3,850	135,828
International Flavors & Fragrances, Inc.	2,165	89,068
Jones Apparel Group, Inc.	11,020	176,981
Newell Rubbermaid, Inc.	7,680	115,277
Polo Ralph Lauren Corp.	1,410	114,182
Sealed Air Corp.	4,315	94,326
Tyson Foods, Inc.	7,375	90,491

(Cost $1,093,683)		1,009,715

Consumer Services — 17.8%
Abercrombie and Fitch Co.	3,250	113,263
AutoNation, Inc.#	6,535	125,145
Big Lots, Inc.#	4,455	129,106
D.R. Horton, Inc.	9,170	99,678
Expedia, Inc.#	9,120	234,658
KB HOME	4,730	64,706
Lennar Corp.	6,840	87,347
Limited Brands, Inc.	7,480	143,915
Nordstrom, Inc.	5,640	211,951
Office Depot, Inc.#	21,700	139,965
Pulte Homes, Inc.	11,833	118,330
RadioShack Corp.	5,405	105,397
Sears Holdings Corp.#	1,920	160,224
Whole Foods Market, Inc.#	7,960	218,502
Wyndham Worldwide Corp.	9,860	198,876
Wynn Resorts, Ltd.	1,770	103,067

(Cost $1,845,065)		2,254,130

Energy — 5.9%
Cabot Oil & Gas Corp.	2,880	125,539
Massey Energy Company	5,440	228,534
Pioneer Natural Resources Company	4,630	223,027
Rowan Companies, Inc.	4,050	91,692
Tesoro Corp.	5,690	77,099

(Cost $466,479)		745,891

Financial Services — 14.3%
American Capital, Ltd.#	30,902	75,401
Apartment Investment & Management Company@	6,555	104,356
Banco Santander SA — ADR	7,016	115,343
CB Richard Ellis Group, Inc.#	14,960	203,007
Developers Diversified Realty Corp.@	14,824	137,270
E*TRADE Financial Corp.#	56,240	98,982
Federated Investors, Inc.	3,800	104,500

The Quantex Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Common Stocks — continued
First Horizon National Corp.#	6,567	87,996
Genworth Financial, Inc.#	26,560	301,456
Huntington Bancshares, Inc.	9,810	35,807
Janus Capital Group, Inc.	8,050	108,272
MBIA, Inc.#	15,890	63,242
Wells Fargo & Co. Preferred#	1	0
XL Capital, Ltd.	20,310	372,282

(Cost $1,689,504)		1,807,914

Hardware — 16.5%
Advanced Micro Devices, Inc.#	29,940	289,819
Ciena Corp.#	9,639	104,487
Jabil Circuit, Inc.	9,570	166,231
JDS Uniphase Corp.#	17,712	146,124
Lexmark International, Inc.#	2,390	62,092
LSI Corp.#	19,650	118,097
Micron Technology, Inc.#	28,470	300,643
Molex, Inc.	4,405	94,928
National Semiconductor Corp.	7,460	114,586
Novellus Systems, Inc.#	5,240	122,302
QLogic Corp.#	4,805	90,670
SanDisk Corp.#	7,820	226,702
Tellabs, Inc.#	15,695	89,148
Teradyne, Inc.#	15,320	164,384

(Cost $1,725,223)		2,090,213

Healthcare — 6.2%
Coventry Health Care, Inc.#	5,050	122,665
King Pharmaceuticals, Inc.#	6,075	74,540
Patterson Companies, Inc.#	3,435	96,111
PerkinElmer, Inc.	4,620	95,126
Tenet Healthcare Corp.#	56,235	303,106
Watson Pharmaceuticals, lnc.#	2,430	96,252

(Cost $653,299)		787,800

Industrial Materials — 11.6%
AK Steel Holding Corp.	8,060	172,081
Allegheny Technologies, Inc.	2,940	131,624
Black & Decker Corp./The	1,530	99,190
CF Industries Holdings, Inc.	1,520	137,986
Eastman Chemical Company	2,045	123,191
Goodyear Tire & Rubber Company/The#	12,590	177,519
Leggett & Platt, Inc.	4,245	86,598
Manitowoc Company, Inc./The	8,670	86,440
MeadWestvaco Corp.	6,710	192,107
Snap-on, Inc.	1,630	68,884
Stanley Works/The	1,885	97,096
Titanium Metals Corp.	7,330	91,772

(Cost $1,140,970)		1,464,488

Media — 4.3%
Gannett Co., Inc.	9,390	139,442
Meredith Corp.	3,775	116,459
New York Times Co./The	8,820	109,015
Scripps Networks Interactive	2,715	112,672
Washington Post Company/The	155	68,138

(Cost $599,369)		545,726

Software — 2.1%
Akamai Technologies, Inc.#	4,970	125,940
Compuware Corp.#	9,570	69,191

32	The Flex-funds

Schedule of Investments

December 31, 2009

The Quantex Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Common Stocks — continued
Novell, Inc.#	16,615	68,952

(Cost $281,104)		264,083

Telephone & Telecommunications — 1.1%
CenturyTel, Inc.	2,360	85,456
Frontier Communications Corp.	7,395	57,755

(Cost $189,249)		143,211

Utilities — 2.5%
CMS Energy Corp.	6,395	100,146
Dynegy, Inc.#	32,340	58,535
Nicor, Inc.	1,855	78,095
TECO Energy, Inc.	5,230	84,831

(Cost $396,810)		321,607

Total Common Stocks (Cost $10,976,473)		12,258,337

Money Market Registered Investment Companies — 1.0%
The Flex-funds Money Market Fund — Institutional Class, 0.47%*	126,786	126,786

Total Money Market Registered Investment Companies (Cost $126,786)		126,786

Floating Rate Demand Notes — 1.6%
Caterpillar Financial Power Investment Floating Rate Demand Note, 2.05%, 1/4/2010**	200,467	200,467

Total Floating Rate Demand Notes (Cost $200,467)		200,467

U.S. Government Obligations — 0.7%
U.S. Treasury Bill, 0.035%, due 3/18/2010***	100,000	99,991

Total U.S. Government Obligations (Cost $99,993)		99,991

Total Investments — 100.1% (Cost $11,403,719)(a)		12,685,581

Liabilities less Other Assets — (0.1%)		(18,106)

Total Net Assets — 100.0%		12,667,475

Trustee Deferred Compensation****
The Flex-funds Aggressive Growth Fund	491	3,383
The Flex-funds Defensive Balanced Fund	253	2,272
The Flex-funds Dynamic Growth Fund	497	3,509
The Flex-funds Muirfield Fund	1,911	9,536
The Flex-funds Quantex Fund	1,001	18,498
The Flex-funds Total Return Utilities Fund	111	2,301

Total Trustee Deferred Compensation (Cost $35,874)		39,499

The Quantex Fund

	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors Mid Cap 400 expiring March 2010, notional value $362,450	1	5,943

Total Futures Contracts		5,943

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $20,540. Cost for federal income tax purposes of $11,424,209 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,802,544
Unrealized depreciation	(1,541,222)

Net unrealized appreciation (depreciation)	$1,261,322

ADR American Depositary Receipt

#	Represents non-income producing securities.
@	Real estate investment trust.
*	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2009.
**	Floating rate security. The rate shown represents the rate in effect at December 31, 2009.
***	Pledged as collateral on Futures Contracts.
****	Assets of affiliates to The Flex-funds Quantex Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds	33

Schedule of Investments

December 31, 2009

The Total Return Utilities Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Common Stocks — 97.2%
Electric Utility — 26.0%
AES Corp.#	42,965	571,864
American Superconductor Corp.#	11,420	467,078
CMS Energy Corp.	31,045	486,165
Covanta Holding Corp.#	21,705	392,643
ITC Holdings Corp.	12,440	648,000
MDU Resources Group, Inc.	35,982	849,175
Northeast Utilities	35,115	905,616
NV Energy, Inc.	29,975	371,090
Pepco Holdings, Inc.	14,320	241,292
Quanta Services, Inc.#	21,530	448,685

(Cost $5,489,650)		5,381,608

Natural Gas Distribution — 10.0%
National Grid PLC — ADR	7,111	386,696
NiSource, Inc.	50,060	769,923
ONEOK, Inc.	7,625	339,846
Southern Union Co.	25,900	587,930

(Cost $2,248,218)		2,084,395

Oil Exploration & Production — 3.3%
EQT Corp.	8,715	382,763
Ultra Petroleum Corp.#	5,680	283,205

(Cost $580,870)		665,968

Pipelines — 16.0%
El Paso Corp.	44,365	436,108
Enterprise Products Partners, L.P.	30,451	956,466
Kinder Morgan Energy Partners, L.P.	13,443	819,754
Questar Corp.	11,805	490,734
Spectra Energy Corp.	30,220	619,812

(Cost $2,903,028)		3,322,874

Telephone & Telecommunications — 23.1%
Akamai Technologies, Inc.#	26,140	662,388
AT&T, Inc.	30,005	841,040
BCE, Inc.	8,195	226,264
China Mobile Limited — ADR	5,865	272,312
General Cable Corp.#	6,525	191,966
NII Holdings, Inc.#	33,615	1,128,725
Philippine Long Distance Telephone Company — ADR	3,580	202,879
Telephone and Data Systems, Inc.	10,080	341,914
Verizon Communications, Inc.	28,040	928,965

(Cost $5,154,033)		4,796,453

Utility Services — 12.3%
A123 Systems, Inc.#	22,130	496,597
Calgon Carbon Corp.#	31,675	440,282
Chicago Bridge & Iron Co.	31,770	642,389
Fluor Corp.	8,030	361,671
Shaw Group, Inc./The#	21,000	603,750

(Cost $2,193,666)		2,544,689

Water Utility — 6.5%
American Water Works Co., Inc.	44,765	1,003,184
Veolia Environnement — ADR	10,655	350,336

(Cost $1,286,519)		1,353,520

Total Common Stocks (Cost $19,855,984)		20,149,507

The Total Return Utilities Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Money Market Registered Investment Companies — 1.2%
The Flex-funds Money Market Fund —Institutional Class, 0.47% *	257,874	257,874

Total Money Market Registered Investment Companies (Cost $257,874)		257,874

Total Investments — 98.4% (Cost $20,113,858)(a)		20,407,381

Other Assets less Liabilities — 1.6%		323,849

Total Net Assets — 100.0%		20,731,230

Trustee Deferred Compensation**
The Flex-funds Aggressive Growth Fund	566	3,900
The Flex-funds Defensive Balanced Fund	293	2,631
The Flex-funds Dynamic Growth Fund	408	2,880
The Flex-funds Muirfield Fund	1,488	7,425
The Flex-funds Quantex Fund	824	15,228
The Flex-funds Total Return Utilities Fund	98	2,032

Total Trustee Deferred Compensation (Cost $31,433)		34,096

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $72,658. Cost for federal income tax purposes of $20,186,516 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,236,348
Unrealized depreciation	(2,015,483)

Net unrealized appreciation (depreciation)	$220,865

ADR American Depositary Receipt

#	Represents non-income producing securities.
*	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2009.
**	Assets of affiliates to The Total Return Utilities Fund held for the benefit of the Fund’s Trustees in connection with the Trustees Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

34	The Flex-funds

Schedule of Investments

December 31, 2009

The U.S. Government Bond Fund

Security Description	Principal Amount ($) or Shares	Value ($)
U.S. Government Obligations — 80.6%
Fannie Mae, 3.125%, due 06/29/2015	250,000	247,885
Fannie Mae, 3.80%, due 12/21/2016	250,000	244,982
Fannie Mae, 4.125%, due 11/10/2017	500,000	492,330
Fannie Mae, 4.00%, due 02/20/2024*	1,000,000	992,160
Fannie Mae, 5.25%, due 11/19/2024	1,000,000	977,360
Federal Agricultural Mortgage Corporation, 3.25%, due 08/11/2014	1,000,000	1,016,880
Federal Farm Credit Bank, 0.23%, due 11/27/2012*	250,000	249,640
Federal Farm Credit Bank, 3.20%, due 06/02/2015	250,000	246,665
Federal Home Loan Bank, 3.00%, due 12/29/2014	500,000	495,470
Federal Home Loan Bank, 3.25%, due 04/13/2015	1,000,000	990,050
Federal Home Loan Bank, 3.80%, due 05/20/2016	500,000	494,720
Federal Home Loan Bank, 3.42%, due 06/17/2016	500,000	487,955
Federal Home Loan Mortgage Corporation, 5.30%, due 05/12/2020	1,000,000	1,009,410
Government National Mortgage Association, 6.00%, due 02/15/2038	752,486	793,872
Government National Mortgage Association, 5.00%, due 04/15/2038	849,105	873,516
Government National Mortgage Association, 5.50%, due 07/20/2038	216,586	217,089
Government National Mortgage Association, 6.50%, due 07/20/2038	26,716	28,495
Government National Mortgage Association, 5.00%, due 07/20/2039	982,765	1,009,791
Government National Mortgage Association, 5.00%, due 10/20/2039	993,811	1,021,141
U.S. Treasury Note, 2.375%, due 08/31/2014	1,500,000	1,489,226
U.S. Treasury Note, 3.125%, due 05/15/2019	500,000	473,516

Total U.S. Government Obligations (Cost $13,830,173)		13,852,153

Corporate Bonds — 17.8%
GE Capital Corp., 0.37%, due 04/28/2011*	500,000	495,365
Goldman Sachs, 3.625%, due 08/01/2012	500,000	522,745

The U.S. Government Bond Fund

Security Description	Principal Amount ($) or Shares	Value ($)
Corporate Bonds — continued
IBM Corp., 2.10%, due 05/16/2013	1,000,000	1,000,000
Paccar Financial Corp., 3.78%, due 01/12/2011*	500,000	515,925
Partnerre Finance, 6.875%, due 06/01/2018	500,000	531,850

Total Corporate Bonds (Cost $3,021,896)		3,065,885

Money Market Registered Investment Companies — 0.5%
The Flex-funds Money Market Fund —Institutional Class, 0.47%**	88,306	88,306

Total Money Market Registered Investment Companies (Cost $88,306)		88,306

Floating Rate Demand Notes — 1.2%
Caterpillar Financial Power Investment Floating Rate Demand Note, 2.05%, 1/4/2010***	200,700	200,700

Total Floating Rate Demand Notes (Cost $200,700)		200,700

Total Investments — 100.1% (Cost $17,141,075)(a)		17,207,044

Liabilities less Other Assets — (0.1%)		(16,477)

Total Net Assets — 100.0%		17,190,567

Trustee Deferred Compensation****
The Flex-funds Aggressive Growth Fund	456	3,142
The Flex-funds Defensive Balanced Fund	233	2,092
The Flex-funds Dynamic Growth Fund	317	2,238
The Flex-funds Muirfield Fund	1,137	5,674
The Flex-funds Quantex Fund	634	11,716
The Flex-funds Total Return Utilities Fund	78	1,617

Total Trustee Deferred Compensation (Cost $24,385)		26,479

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $1,067. Cost for federal income tax purposes of $17,142,142 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$185,351
Unrealized depreciation	(120,449)

Net unrealized appreciation (depreciation)	$64,902

*	Variable rate security. The rate shown represents the rate in effect at December 31, 2009.
**	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2009.
***	Floating rate security. The rate shown represents the rate in effect at December 31, 2009.
****	Assets of affiliates to The U.S. Government Bond Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

The Flex-funds	35

Schedule of Investments

December 31, 2009

The Money Market Fund

Security Description	Coupon/ Yield		Maturity	Principal Amount ($) or Shares	Value ($)
Bank Obligations — 0.2%
Everbank Money Market Account	1.50%	*	01/04/10	150,000	150,000
Huntington National Bank Conservative Deposit Account	1.10%	*	01/04/10	250,000	250,000

Total Bank Obligations (Cost $400,000)					400,000

Certificates of Deposit — 12.5%
1st Bank	2.00%		03/18/10	94,000	94,000
Access National Bank	2.00%		03/25/10	94,500	94,500
Alpine Bank	1.65%		05/13/10	96,250	96,250
Amalgamated Bank	1.90%		04/08/10	94,000	94,000
Amalgamated Bank	1.05%		06/10/10	141,500	141,500
Amarillo National Bank	1.30%		05/20/10	95,250	95,250
Amegy Bank, NA	1.70%		05/06/10	94,500	94,500
Amegy Bank, NA	1.05%		06/10/10	142,000	142,000
American Community Bank	1.30%		05/20/10	45,500	45,500
American Commercial Bank & Trust	1.65%		05/13/10	96,250	96,250
American Gateway Bank	1.90%		04/08/10	94,000	94,000
American National Bank	1.65%		05/13/10	96,250	96,250
American National Bank	1.30%		05/20/10	95,250	95,250
American National Bank of Texas, The	1.30%		05/20/10	95,250	95,250
Ameris Bank	1.05%		06/10/10	236,500	236,500
Avenue Bank	2.00%		03/25/10	94,500	94,500
Banco Popular De Puerto Rico	1.05%		06/10/10	236,500	236,500
Banco Popular North America	1.90%		04/22/10	93,500	93,500
Bank Forward	1.90%		04/08/10	8,131	8,131
Bank of American Fork	1.30%		05/20/10	95,250	95,250
Bank of Colorado	1.30%		05/20/10	95,250	95,250
Bank of Florida — Southwest	1.65%		05/13/10	96,250	96,250
Bank of Kremlin, The	1.30%		05/20/10	95,250	95,250
Bank of Nevada	1.90%		04/22/10	18,716	18,716
Bank of Prairie du Sac	1.65%		05/13/10	96,250	96,250
Bank of Smithtown	1.65%		05/13/10	1,643	1,643
Bank of Southern Connecticut, The	1.65%		05/13/10	96,250	96,250
Bank of the Cascades	1.30%		05/20/10	95,250	95,250
Bank of the Sierra	2.00%		03/25/10	94,500	94,500
Borel Private Bank & Trust Co.	1.65%		05/13/10	96,250	96,250
Bridgehampton National Bank, The	1.30%		05/20/10	47,500	47,500
Business First Bank	2.00%		03/18/10	94,000	94,000
Camelback Community Bank	1.30%		05/20/10	95,250	95,250
CapitalMark Bank & Trust	1.75%		04/29/10	95,250	95,250
Carolina Alliance Bank	1.90%		04/22/10	93,500	93,500
Carolina First Bank	1.30%		05/20/10	95,250	95,250
Central Bank and Trust Company	1.90%		04/08/10	51,869	51,869
Central Bank of Illinois	2.00%		04/01/10	94,500	94,500
Central National Bank & Trust Co. of Enid	1.30%		05/20/10	95,250	95,250
Centrix Bank & Trust	2.00%		03/25/10	94,500	94,500
Chevy Chase Bank FSB	2.00%		03/18/10	94,000	94,000
Citizens Bank of Florida	1.90%		04/22/10	46,284	46,284
Citizens Business Bank	1.90%		04/22/10	93,500	93,500

The Money Market Fund

Security Description	Coupon/ Yield	Maturity	Principal Amount ($) or Shares	Value ($)
Certificates of Deposit — continued
Citizens Business Bank	1.05%	06/10/10	141,000	141,000
Citizens First Bank	1.70%	05/06/10	94,500	94,500
Citizens First National Bank	1.65%	05/13/10	96,250	96,250
CNLBank	2.00%	03/18/10	94,000	94,000
Cole Taylor Bank	1.30%	05/20/10	95,250	95,250
Colony Bank	2.00%	03/25/10	94,500	94,500
Community Bank	1.30%	05/20/10	95,250	95,250
Community Bank of Broward	1.30%	05/20/10	95,250	95,250
Community Southern Bank	1.90%	04/08/10	94,000	94,000
Community West Bank, NA	1.30%	05/20/10	47,500	47,500
Cornerstone Community Bank	1.75%	04/29/10	95,250	95,250
Cornerstone National Bank & Trust Co.	2.00%	03/18/10	94,000	94,000
Darby Bank & Trust Co.	1.30%	05/20/10	95,250	95,250
Destin First Bank	1.30%	05/20/10	95,250	95,250
Dexia Credit Local	1.02%	08/13/10	5,000,000	5,000,616
EagleBank	2.00%	03/18/10	94,000	94,000
EverBank	2.00%	04/01/10	94,500	94,500
F&M Bank & Trust Company, The	2.00%	03/25/10	88,264	88,264
F&M Bank & Trust Company, The	1.70%	05/06/10	6,236	6,236
Far East National Bank	1.90%	04/08/10	94,000	94,000
First A National Banking Association, The	1.30%	05/20/10	95,250	95,250
First American Bank	1.30%	05/20/10	95,250	95,250
First Bank & Trust Company, The	1.65%	05/13/10	96,250	96,250
First Chicago Bank & Trust	2.00%	03/25/10	61,236	61,236
First Clover Leaf Bank	2.00%	04/01/10	66,853	66,853
First Clover Leaf Bank	1.65%	05/13/10	27,647	27,647
First Community Bank	1.30%	05/20/10	71,355	71,355
First Community Bank of Plainfield	1.30%	05/20/10	95,250	95,250
First Community Bank, NA	2.00%	04/01/10	94,500	94,500
First Federal Bank of the Midwest	1.30%	05/20/10	95,250	95,250
First Federal Savings and Loan Association	1.90%	04/22/10	93,500	93,500
First Financial Bank	1.30%	05/20/10	95,250	95,250
First Foundation Bank	1.65%	05/13/10	96,250	96,250
First Freedom Bank	2.00%	04/01/10	94,500	94,500
First Interstate Bank	1.30%	05/20/10	95,250	95,250
First National Bank	1.90%	04/22/10	93,500	93,500
First National Bank of Fort Smith, The	1.70%	05/06/10	94,500	94,500
First National Bank of Midland	1.65%	05/13/10	96,250	96,250
First National Bank of Omaha	1.30%	05/20/10	95,250	95,250
First State Bank	1.65%	05/13/10	96,250	96,250
First State Bank	1.30%	05/20/10	95,250	95,250
First Tennessee Bank, NA	1.30%	05/20/10	39,945	39,945
First United Bank & Trust	1.90%	04/08/10	94,000	94,000
First United Bank and Trust Co.	1.30%	05/20/10	95,250	95,250
FirsTier Bank	1.65%	05/13/10	96,250	96,250
Foundation Bank	1.30%	05/20/10	95,250	95,250
Frost National Bank, The	2.00%	03/25/10	94,500	94,500

36	The Flex-funds

Schedule of Investments

December 31, 2009

The Money Market Fund

Security Description	Coupon/ Yield	Maturity	Principal Amount ($) or Shares	Value ($)
Certificates of Deposit — continued
Gibraltar Private Bank & Trust Co.	1.30%	05/20/10	68,742	68,742
Great American Bank	1.30%	05/20/10	95,250	95,250
Great Southern Bank	1.70%	05/06/10	94,500	94,500
Great Southern Bank	1.05%	06/10/10	142,000	142,000
Harris, NA	1.75%	04/29/10	95,250	95,250
Hawthorn Bank	1.70%	05/06/10	94,500	94,500
Heritage Bank	1.05%	06/10/10	150,081	150,081
Home Federal Bank	1.30%	05/20/10	95,250	95,250
IBERIABANK	1.75%	04/29/10	95,250	95,250
Independent Bank	1.75%	04/29/10	95,250	95,250
Inland Community Bank, NA	1.70%	05/06/10	94,500	94,500
Johnson Bank	2.00%	03/25/10	94,500	94,500
Lakeside Bank	2.00%	03/18/10	94,000	94,000
Leaders Bank, The	1.30%	05/20/10	95,250	95,250
Lorain National Bank	1.30%	05/20/10	95,250	95,250
MB Financial Bank, NA	1.70%	05/06/10	94,500	94,500
MB Financial Bank, NA	1.05%	06/10/10	142,000	142,000
McHenry Savings Bank	1.30%	05/20/10	95,250	95,250
Metropolitan National Bank	2.00%	04/01/10	82,647	82,647
Metropolitan National Bank	1.70%	05/06/10	11,853	11,853
MidFirst Bank	1.30%	05/20/10	95,250	95,250
Midwest Bank of Western Illinois	1.70%	05/06/10	94,500	94,500
Midwest Bank of Western Illinois	1.05%	06/10/10	142,000	142,000
Mission Valley Bank	1.30%	05/20/10	46,000	46,000
Modern Bank, NA	1.30%	05/20/10	95,250	95,250
Morton Community Bank	2.00%	03/18/10	42,412	42,412
Mutual of Omaha Bank	1.90%	04/08/10	94,000	94,000
NCB, FSB	1.30%	05/20/10	95,250	95,250
Neighborhood National Bank	1.70%	05/06/10	94,500	94,500
Norstates Bank	1.30%	05/20/10	95,250	95,250
Northstar Bank of Texas	1.30%	05/20/10	95,250	95,250
Orion Bank	1.90%	04/22/10	93,500	93,500
Pacific Capital Bank, NA	2.00%	03/25/10	94,500	94,500
Paradise Bank	1.30%	05/20/10	95,250	95,250
Paragon Commercial Bank	1.90%	04/22/10	93,500	93,500
Park National Bank, The	1.30%	05/20/10	95,250	95,250
Pinnacle Bank	1.75%	04/29/10	47,500	47,500
Pinnacle Bank	1.30%	05/20/10	47,750	47,750
Pinnacle National Bank	1.90%	04/08/10	94,000	94,000
PrivateBank and Trust Company, The	2.00%	03/18/10	94,000	94,000
PrivateBank, The	1.75%	04/29/10	95,250	95,250
Provident Bank of Maryland	1.90%	04/08/10	94,000	94,000
Pulaski Bank	1.75%	04/29/10	95,250	95,250
Queensborough National Bank & Trust Company	1.90%	04/08/10	94,000	94,000
RBC Bank	1.70%	05/06/10	36,911	36,911
Republic Bank & Trust Company	2.00%	04/01/10	94,500	94,500
Rhinebeck Savings Bank	1.30%	05/20/10	95,250	95,250
River City Bank	1.65%	05/13/10	96,250	96,250
Rocky Mountain Bank	2.00%	04/01/10	94,500	94,500
Rocky Mountain Bank	1.90%	04/08/10	94,000	94,000
S&T Bank	2.00%	04/01/10	94,500	94,500
ShoreBank	1.70%	05/06/10	94,500	94,500
ShoreBank Pacific	1.05%	06/10/10	148,669	148,669

The Money Market Fund

Security Description	Coupon/ Yield		Maturity	Principal Amount ($) or Shares	Value ($)
Certificates of Deposit — continued
Signature Bank, NA	1.30%		05/20/10	95,250	95,250
Sovereign Bank	1.30%		05/20/10	95,250	95,250
SpiritBank	1.90%		04/22/10	93,500	93,500
State Bank Financial	1.30%		05/20/10	71,684	71,684
State Bank of Countryside	2.00%		03/18/10	94,000	94,000
Sterling National Bank	1.30%		05/20/10	95,250	95,250
Sterling Savings Bank	1.65%		05/13/10	96,250	96,250
Summit Community Bank, Inc.	1.90%		04/22/10	93,500	93,500
Sun West Bank	2.00%		03/18/10	17,588	17,588
Sunrise Bank	1.65%		05/13/10	96,250	96,250
Texas Champion Bank	1.30%		05/20/10	14,079	14,079
Texas Citizens Bank, NA	2.00%		04/01/10	94,500	94,500
Texas Community Bank, NA	1.75%		04/29/10	95,250	95,250
TriSummit Bank	1.30%		05/20/10	95,250	95,250
Umpqua Bank	2.00%		04/01/10	94,500	94,500
Union Bank & Trust Company	1.75%		04/29/10	95,250	95,250
Union Bank & Trust Company	1.05%		06/10/10	141,250	141,250
Union Bank, The	1.65%		05/13/10	45,710	45,710
Union Center National Bank	1.05%		06/10/10	236,500	236,500
Union State Bank	1.65%		05/13/10	96,250	96,250
United Bank	1.65%		05/13/10	96,250	96,250
United Bank & Trust — Washtenaw	1.30%		05/20/10	95,250	95,250
United Commercial Bank	1.90%		04/22/10	93,500	93,500
United Community Bank	1.65%		05/13/10	96,250	96,250
United Southern Bank	1.75%		04/29/10	95,250	95,250
United Western Bank	1.30%		05/20/10	95,250	95,250
Village Bank and Trust	1.30%		05/20/10	95,250	95,250
Virginia Commerce Bank	2.00%		03/25/10	94,500	94,500
Vision Bank	1.30%		05/20/10	95,250	95,250
VIST Bank	1.30%		05/20/10	23,196	23,196
Waccamaw Bank	1.30%		05/20/10	95,250	95,250
West Bank	2.00%		03/18/10	94,000	94,000
West Coast Bank	1.65%		05/13/10	96,250	96,250

Total Certificates of Deposit (Cost $21,000,616)					21,000,616

Corporate Obligations — 26.6%
Bath Technologies***	0.43%	*	01/07/10	935,000	935,000
Cascade Plaza Project***	0.33%	*	01/07/10	6,741,000	6,741,000
Caterpillar Financial Power Investment Floating Rate Demand Note	2.05%	**	01/04/10	9,036,188	9,036,188
Commonwealth Bank of Australia***	0.69%		10/29/10	5,000,000	5,000,000
Commonwealth Bank of Australia***	0.64%		01/05/11	3,000,000	3,000,000
General Electric Interest Plus Variable Rate Demand Note	1.90%	*	01/04/10	9,014,495	9,014,495
Martin Wheel Co, Inc.***	2.98%	*	01/07/10	1,920,000	1,920,000
Seariver Maritime	0.75%	*	01/04/10	1,200,000	1,200,000
Springside Corp Exchange Partners LLC***	0.33%	*	01/07/10	2,000,000	2,000,000

The Flex-funds	37

Schedule of Investments

December 31, 2009

The Money Market Fund

Security Description	Coupon/ Yield		Maturity	Principal Amount ($) or Shares	Value ($)
Corporate Obligations — continued
Toyota Motor Credit	1.53%	*	01/14/10	5,000,000	5,000,052
White Castle Project***	0.48%	*	01/07/10	1,000,000	1,000,000

Total Corporate Obligations (Cost $44,846,735)					44,846,735

U.S. Government Agency Obligations — 21.1%
Federal Home Loan Bank	0.76%	*	01/04/10	5,000,000	5,000,000
Federal Home Loan Bank	0.83%	*	01/04/10	5,000,000	5,000,000
Federal Home Loan Bank	0.78%	*	01/04/10	5,000,000	5,000,000
Federal Home Loan Bank	4.55%		08/06/10	35,000	35,817
Federal Home Loan Bank	0.55%		10/05/10	2,000,000	2,000,028
Federal Home Loan Bank	0.50%		10/15/10	4,000,000	4,000,000
Federal Home Loan Bank	0.55%		11/03/10	2,000,000	2,000,000
Federal Home Loan Bank	0.50%		01/05/11	2,500,000	2,500,000
Federal Home Loan Bank Discount	1.02%		02/02/10	5,000,000	4,995,556
Federal National Mortgage Association Discount	0.97%		02/03/10	5,000,000	4,995,644

Total U.S. Government Agency Obligations (Cost $35,527,045)					35,527,045

Money Market Registered Investment Companies — 39.5%
Federated Prime Value Obligations Fund, 0.18%#				10,000,617	10,000,617
Fidelity Institutional Money Market Portfolio, 0.29%#				56,448,965	56,448,965

Total Money Market Registered Investment Companies (Cost $66,449,582)					66,449,582

Total Investments — 99.9% (Cost $168,223,978)(a)					168,223,978

Other Assets less Liabilities — 0.1%					167,328

Total Net Assets — 100.0%					168,391,306

Trustee Deferred Compensation****
The Flex-funds Aggressive Growth Fund				453	3,121
The Flex-funds Defensive Balanced Fund				232	2,083
The Flex-funds Dynamic Growth Fund				438	3,092
The Flex-funds Muirfield Fund				1,616	8,064
The Flex-funds Quantex Fund				898	16,595
The Flex-funds Total Return Utilities Fund				117	2,425

Total Trustee Deferred Compensation (Cost $35,032)					35,380

The Money Market Fund

(a)	Cost for federal income tax and financial reporting purposes are the same.
#	7-day yield as of December 31, 2009.
*	Variable rate security. Securities payable on demand at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at December 31, 2009. The maturity date shown reflects next rate change date.
**	Floating rate security. The rate shown represents the rate in effect at December 31, 2009.
***	Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. As of December 31, 2009, securities restricted as to resale to institutional investors represented 12.2% of Total Investments.
****	Assets of affiliates to The Money Market Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

38	The Flex-funds

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The Flex-funds	39

Statements of Assets & Liabilities

December 31, 2009

	The Muirfield Fund	The Dynamic Growth Fund
Assets
Investments, at value*	$113,115,937	$82,011,404
Investments in affiliates, at amortized cost and value*	2,521,062	2,660,901
Trustee deferred compensation investments, at value	92,822	40,857
Receivable for securities sold	—	—
Receivable for capital stock issued	12,464	13,298
Interest and dividend receivable	14,555	2,127
Prepaid expenses/other assets	27,066	26,876
Total Assets	115,783,906	84,755,463

Liabilities
Payable for Trustee Deferred Compensation Plan	92,822	40,857
Payable for net variation margin on futures contracts	47,468	34,200
Payable for capital stock redeemed	290,134	149,642
Dividends payable	1,467	20
Dividends payable — The Money Market Fund — Retail Class
Dividends payable — The Money Market Fund — Institutional Class
Payable to investment advisor	80,730	52,401
Accrued distribution plan (12b-1) and administrative service plan fees	79,873	76,823
Accrued transfer agent, fund accounting, CCO, and administrative fees	20,438	15,264
Accrued trustee fees	6,992	5,670
Other accrued liabilities	25,826	22,505
Total Liabilities	645,750	397,382

Net Assets	115,138,156	84,358,081

Net Assets
Capital	129,940,796	102,011,421
Accumulated undistributed (distributions in excess of) net investment income	171,705	—
Accumulated undistributed net realized gain (loss) from investments and futures contracts	(23,321,212)	(24,313,444)
Net unrealized appreciation (depreciation) of investments and futures contracts	8,346,867	6,660,104
Total Net Assets	$115,138,156	$84,358,081

Net Assets
The Money Market Fund — Retail Class
The Money Market Fund — Institutional Class
Total Net Assets

Capital Stock Outstanding (indefinite number of shares authorized, $0.10 par value)	23,050,761	11,942,911
The Money Market Fund — Retail Class
The Money Market Fund — Institutional Class
Total Capital Stock Outstanding

Net Asset Value, Offering and Redemption Price Per Share	$4.99	$7.06
The Money Market Fund — Retail Class
The Money Market Fund — Institutional Class
* Investments and affiliated investments at cost	$107,344,762	$78,053,211

40	The Flex-funds

The Aggressive Growth Fund	The Defensive Balanced Fund	The Strategic Growth Fund	The Quantex Fund	The Total Return Utilities Fund	The U.S. Government Bond Fund	The Money Market Fund

$29,227,914	$47,196,482	$32,311,057	$12,558,795	$20,149,507	$17,118,738	$168,223,978
779,984	2,449,157	1,858,964	126,786	257,874	88,306	—
27,788	26,698	21,906	39,499	34,096	26,479	35,380
—	—	—	—	346,554	—	—
2,440	9,525	10,204	2,043	1,691	994	—
917	50,197	986	6,877	31,056	107,306	284,849
9,657	17,418	19,363	5,132	5,756	6,696	30,904
30,048,700	49,749,477	34,222,480	12,739,132	20,826,534	17,348,519	168,575,111

27,788	26,698	21,906	39,499	34,096	26,479	35,380
8,550	22,800	30,033	4,283	—	—	—
48,195	200,308	38,244	103	11,772	92,539	—
—	—	—	25	1,550	1,480
						2,223
						11,013
15,693	30,985	21,262	7,820	16,914	5,788	39,082
27,650	49,929	33,964	790	6,087	12,159	22,094
8,475	9,585	7,359	3,900	6,000	4,339	28,090
2,255	3,244	2,457	1,401	1,710	1,526	1,394
15,104	17,494	15,374	13,836	17,175	13,642	44,529
153,710	361,043	170,599	71,657	95,304	157,952	183,805

29,894,990	49,388,434	34,051,881	12,667,475	20,731,230	17,190,567	168,391,306

39,252,154	55,519,504	38,744,894	15,172,891	21,587,712	17,735,308	168,391,306
—	—	—	—	—	1,851	—
(13,559,503)	(8,980,150)	(8,587,956)	(3,793,221)	(1,150,005)	(612,561)	—
4,202,339	2,849,080	3,894,943	1,287,805	293,523	65,969	—
$29,894,990	$49,388,434	$34,051,881	$12,667,475	$20,731,230	$17,190,567	$168,391,306

						$122,142,190
						46,249,116
						$168,391,306

4,340,331	5,502,228	4,191,997	685,458	1,000,067	827,002
						122,142,190
						46,249,116
						168,391,306

$6.89	$8.98	$8.12	$18.48	$20.73	$20.79
						$1.00
						$1.00
$25,815,812	$46,823,799	$30,310,733	$11,403,719	$20,113,858	$17,141,075	$168,223,978

The Flex-funds	41

Statements of Operations

For the Year Ended December 31, 2009

	The Muirfield Fund	The Dynamic Growth Fund
Investment Income
Interest	$14,177	$2,234
Interest from affiliates	189,077	24,864
Dividends	1,378,541	965,473
Total Investment Income	1,581,795	992,571

Fund Expenses
Investment advisor	857,894	557,922
Transfer agent	118,341	89,290
Transfer agent — The Money Market Fund — Retail Class
Transfer agent — The Money Market Fund — Institutional Class
Fund accounting	46,857	43,730
Administrative	88,884	69,512
Trustee	26,304	20,450
Audit	10,027	10,027
Legal	4,576	3,521
Custody	17,628	13,118
Printing	18,856	14,681
Distribution plan (12b-1)	197,002	185,888
Distribution plan (12b-1) — The Money Market Fund — Retail Class
Distribution plan (12b-1) — The Money Market Fund — Institutional Class
Administrative service plan	197,501	148,792
Postage	9,020	6,517
Registration and filing	20,469	25,669
Insurance	10,595	7,683
Chief Compliance Officer	3,972	3,962
Other	10,904	8,721
Total Expenses Before Reductions	1,638,830	1,209,483

Expenses reimbursed/waived by investment advisor	—	—
Expenses paid indirectly	(74,951)	(76,616)
Distribution plan (12b-1) expenses waived	(51,281)	(22,322)
Administrative service plan expenses waived	(63,115)	(52,086)
Transfer agent expenses waived	(39,457)	(37,217)
Net Expenses	1,410,026	1,021,242

Net Investment Income (Loss)	171,769	(28,671)

Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from investments	(2,601,735)	(5,816,074)
Net realized gains (losses) from futures contracts	(538,957)	403,513
Distributions of long-term realized gains by other investment companies	25,710	—
Net Realized Gains (Losses) from Investment Transactions, Futures Contracts, and Distributions of Long-term Realized Gains by Other Investment Companies	(3,114,982)	(5,412,561)

Net change in unrealized appreciation (depreciation) of investments and futures contracts	21,711,512	24,472,483
Net Realized and Unrealized Gain (Loss) from Investments	18,596,530	19,059,922

Net Change in Net Assets Resulting from Operations	$18,768,299	$19,031,251

The accompanying notes are an integral part of these financial statements.

42	The Flex-funds

The Aggressive Growth Fund	The Defensive Balanced Fund	The Strategic Growth Fund	The Quantex Fund	The Total Return Utilities Fund	The U.S. Government Bond Fund	The Money Market Fund

$1,190	$220,315	$1,126	$755	$—	$593,451	$2,552,306
8,375	71,301	10,333	3,856	2,046	10,434	—
306,528	522,352	369,984	150,691	487,539	—	—
316,093	813,968	381,443	155,302	489,585	603,885	2,552,306

183,456	311,881	202,827	89,384	168,555	62,159	673,584
29,353	49,908	32,459	10,726	20,226	12,432
						122,772
						48,355
29,460	37,317	31,378	13,125	21,855	20,540	57,944
24,461	41,584	27,044	8,938	16,855	15,540	177,547
8,646	12,954	9,606	6,300	6,949	6,463	6,232
10,027	10,027	10,027	10,027	10,027	10,027	10,027
3,531	3,352	3,531	3,531	6,878	3,538	3,512
5,885	11,322	5,806	4,834	3,757	3,335	16,004
4,831	7,968	5,264	1,909	3,393	2,929	41,335
61,051	103,960	67,740	17,863	42,192	31,054
						297,589
						18,133
48,926	83,168	54,220	17,888	33,720	31,080	—
2,390	3,634	2,428	1,450	4,795	1,669	21,201
17,770	19,130	19,129	14,275	15,293	17,509	35,908
2,944	3,805	2,798	1,160	2,228	1,628	84,139
3,962	3,962	3,962	3,972	3,984	3,972	3,962
8,423	9,518	9,023	8,450	9,610	8,136	39,299
445,116	713,490	487,242	213,832	370,317	232,011	1,657,543

(24,545)	(5,535)	(9,102)	(22,346)	—	(59,291)	(327,683)
(21,871)	(20,727)	(29,049)	—	—	—	—
(3,915)	(16,220)	(10,820)	(14,123)	(10,959)	(6,527)	(226,587)
(17,127)	—	(1,893)	(17,609)	(22,256)	(9,324)	—
—	(29,116)	(18,937)	—	—	(3,108)	(27,803)
377,658	641,892	417,441	159,754	337,102	153,761	1,075,470

(61,565)	172,076	(35,998)	(4,452)	152,483	450,124	1,476,836

(2,417,036)	199,781	(2,031,970)	(1,781,896)	(570,777)	109,775
385,053	385,053	580,610	230,320	—	—
—	5,645	—	—	—	—
(2,031,983)	590,479	(1,451,360)	(1,551,576)	(570,777)	109,775

9,413,372	5,319,008	10,598,970	6,664,258	4,992,276	(225,024)
7,381,389	5,909,487	9,147,610	5,112,682	4,421,499	(115,249)

$7,319,824	$6,081,563	$9,111,612	$5,108,230	$4,573,982	$334,875	$1,476,836

The Flex-funds	43

Statements of Changes in Net Assets

For the Years Ended December 31,

	The Muirfield Fund		The Dynamic Growth Fund
	2009	2008	2009	2008
Operations
Net investment income (loss)	$171,769	$414,472	$(28,671)	$477,049
Net realized gain (loss) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	(3,114,982)	(19,812,170)	(5,412,561)	(18,905,646)
Net change in unrealized appreciation (depreciation) of investments and futures contracts	21,711,512	(12,430,510)	24,472,483	(17,380,438)
Net change in net assets resulting from operations	18,768,299	(31,828,208)	19,031,251	(35,809,035)

Distributions to Shareholders
From net investment income	(414,472)	—	(25,950)	(451,101)
From net realized gain from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	—	—	—	(570,693)
Net change in net assets resulting from distributions	(414,472)	—	(25,950)	(1,021,794)

Capital Transactions
Issued	25,393,304	82,754,194	18,550,561	92,763,745
Reinvested	413,001	—	25,931	1,014,370
Redeemed	(15,332,338)	(14,989,715)	(20,521,732)	(8,763,915)
Net change in net assets resulting from capital transactions	10,473,967	67,764,479	(1,945,240)	85,014,200

Total Change in Net Assets	28,827,794	35,936,271	17,060,061	48,183,371

Net Assets — Beginning of Year	86,310,362	50,374,091	67,298,020	19,114,649
Net Assets — End of Year	$115,138,156	$86,310,362	$84,358,081	$67,298,020
Accumulated undistributed (distributions in excess of) net investment income	$171,705	$414,472	$—	$25,948

Share Transactions
Issued	5,941,024	15,296,042	3,216,909	11,373,131
Reinvested	82,766	—	3,673	186,643
Redeemed	(3,493,767)	(3,144,167)	(3,566,560)	(1,340,303)
Net change in shares	2,530,023	12,151,875	(345,978)	10,219,471

The accompanying notes are an integral part of these financial statements.

44	The Flex-funds

The Aggressive Growth Fund		The Defensive Balanced Fund		The Strategic Growth Fund
2009	2008	2009	2008	2009	2008

$(61,565)	$203,662	$172,076	$318,682	$(35,998)	$175,093
(2,031,983)	(8,253,300)	590,479	(9,348,887)	(1,451,360)	(6,911,838)
9,413,372	(5,557,678)	5,319,008	(3,351,321)	10,598,970	(7,519,096)
7,319,824	(13,607,316)	6,081,563	(12,381,526)	9,111,612	(14,255,841)

—	(203,662)	(172,076)	(318,682)	—	(175,093)
—	—	—	—	—	—
—	(203,662)	(172,076)	(318,682)	—	(175,093)

6,009,484	19,997,583	14,079,147	34,494,596	10,087,974	36,110,816
—	203,343	172,076	318,559	—	175,094
(4,149,362)	(14,515,621)	(5,537,909)	(61,637,761)	(6,221,991)	(64,566,176)
1,860,122	5,685,305	8,713,314	(26,824,606)	3,865,983	(28,280,266)

9,179,946	(8,125,673)	14,622,801	(39,524,814)	12,977,595	(42,711,200)

20,715,044	28,840,717	34,765,633	74,290,447	21,074,286	63,785,486
$29,894,990	$20,715,044	$49,388,434	$34,765,633	$34,051,881	$21,074,286
$—	$—	$—	$—	$—	$—

1,079,928	2,595,026	1,738,105	3,689,768	1,612,620	3,983,712
—	39,205	19,162	40,529	—	29,280
(731,065)	(2,002,069)	(677,563)	(6,411,277)	(942,395)	(6,518,762)
348,863	632,162	1,079,704	(2,680,980)	670,225	(2,505,770)

The Flex-funds	45

Statements of Changes in Net Assets

For the Years Ended December 31,

	The Quantex Fund
	2009	2008
Operations
Net investment income (loss)	$(4,452)	$1,540
Net realized gain (loss) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	(1,551,576)	(763,215)
Net change in unrealized appreciation (depreciation) of investments and futures contracts	6,664,258	(4,726,372)
Net change in net assets resulting from operations	5,108,230	(5,488,047)

Distributions to Shareholders
From net investment income	(1,536)	—
From net realized gain from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	—	—
From tax return of capital	—	—
Net change in net assets resulting from distributions	(1,536)	—

Distributions to Shareholders
— The Money Market Fund
From net investment income (Retail Class)
From net investment income (Institutional Class)
Net change in net assets resulting from distributions

Capital Transactions
Issued	3,088,875	7,427,714
Reinvested	1,511	—
Redeemed	(2,272,834)	(12,646,825)
Net change in net assets resulting from capital transactions	817,552	(5,219,111)

Total Change in Net Assets	5,924,246	(10,707,158)

Net Assets — Beginning of Year	6,743,229	17,450,387
Net Assets — End of Year	$12,667,475	$6,743,229
Accumulated undistributed (distributions in excess of) net investment income	$—	$1,540

Share Transactions
Issued	218,531	451,739
Reinvested	82	—
Redeemed	(180,496)	(757,116)
Net change in shares	38,117	(305,377)

The accompanying notes are an integral part of these financial statements.

46	The Flex-funds

The Total Return Utilities Fund		The U.S. Government Bond Fund		The Money Market Fund
2009	2008	2009	2008	2009	2008

$152,483	$207,234	$450,124	$469,243	$1,476,836	$6,120,576
(570,777)	821,946	109,775	316,016	—	—
4,992,276	(11,096,660)	(225,024)	(77,092)	—	—
4,573,982	(10,067,480)	334,875	708,167	1,476,836	6,120,576

(152,483)	(147,421)	(450,124)	(469,243)
—	—	—	—
(123,774)	(59,813)	—	—
(276,257)	(207,234)	(450,124)	(469,243)

				(977,452)	(5,139,222)
				(499,384)	(981,354)
				(1,476,836)	(6,120,576)

3,397,816	5,332,650	6,327,512	8,134,715	303,809,610	354,625,946
265,690	199,707	433,301	451,147	1,011,767	5,401,443
(3,089,127)	(6,731,034)	(3,491,220)	(8,557,158)	(374,956,022)	(337,313,889)
574,379	(1,198,677)	3,269,593	28,704	(70,134,645)	22,713,500

4,872,104	(11,473,391)	3,154,344	267,628	(70,134,645)	22,713,500

15,859,126	27,332,517	14,036,223	13,768,595	238,525,951	215,812,451
$20,731,230	$15,859,126	$17,190,567	$14,036,223	$168,391,306	$238,525,951
$—	$—	$1,851	$1,851	$—	$—

185,225	240,848	304,454	393,943	303,809,610	354,625,946
15,135	10,427	20,819	21,863	1,011,767	5,401,443
(183,535)	(313,724)	(167,871)	(415,296)	(374,956,022)	(337,313,889)
16,825	(62,449)	157,402	510	(70,134,645)	22,713,500

The Flex-funds	47

Financial Highlights

For a Share Outstanding Through Each Fiscal Period Ended December 31,

		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(6)	Net gains (losses) on securities, futures, and options (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Tax Return of Capital	Total Distributions
The Muirfield Fund(1)(2)(5)
2009	$4.21	0.01	0.79	0.80	(0.02)	—	—	(0.02)
2008	$6.02	0.02	(1.83)	(1.81)	—	—	—	—
2007	$5.81	0.18	0.23	0.41	(0.20)	—	—	(0.20)
2006	$5.15	0.04	0.66	0.70	(0.04)	—	—	(0.04)
2005	$5.11	0.07	0.04	0.11	(0.07)	—	—	(0.07)
The Dynamic Growth Fund(1)(2)(5)
2009	$5.48	0.00	1.58	1.58	— **	—	—	— **
2008	$9.24	0.04	(3.71)	(3.67)	(0.04)	(0.05)	—	(0.09)
2007	$9.56	0.29	0.38	0.67	(0.30)	(0.69)	—	(0.99)
2006	$8.28	0.04	1.28	1.32	(0.04)	—	—	(0.04)
2005	$7.94	0.06	0.34	0.40	(0.06)	—	—	(0.06)
The Aggressive Growth Fund(1)(2)(5)
2009	$5.19	(0.01)	1.71	1.70	—	—	—	—
2008	$8.59	0.05	(3.40)	(3.35)	(0.05)	—	—	(0.05)
2007	$8.13	0.04	0.46	0.50	(0.04)	—	—	(0.04)
2006	$7.19	0.03	0.94	0.97	(0.03)	—	—	(0.03)
2005	$6.83	0.02	0.36	0.38	(0.02)	—	—	(0.02)
The Defensive Balanced Fund(1)(2)(3)(4)
2009	$7.86	0.03	1.12	1.15	(0.03)	—	—	(0.03)
2008	$10.46	0.07	(2.60)	(2.53)	(0.07)	—	—	(0.07)
2007	$10.51	0.07	0.45	0.52	(0.07)	(0.50)	—	(0.57)
2006*	$10.00	0.07	0.51	0.58	(0.07)	—	—	(0.07)
The Strategic Growth Fund(1)(2)(3)(4)
2009	$5.98	(0.01)	2.15	2.14	—	—	—	—
2008	$10.58	0.05	(4.60)	(4.55)	(0.05)	—	—	(0.05)
2007	$10.73	0.08	0.46	0.54	(0.07)	(0.62)	—	(0.69)
2006*	$10.00	0.06	0.73	0.79	(0.06)	—	—	(0.06)

1	Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.
2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
3	Total return and portfolio turnover rate are not annualized for periods of less than one full year.

The accompanying notes are integral part of these financial statements.

48	The Flex-funds

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions, Excluding Expenses Paid Indirectly	Ratio of Expenses to Average Net Assets Before Reductions	Portfolio Turnover Rate

$4.99	18.95%	$115,138	1.43%	0.17%	1.51%	1.66%	166%
$4.21	(30.07%)	$86,310	1.39%	0.54%	1.48%	1.75%	173%
$6.02	7.02%	$50,374	1.38%	3.01%	1.52%	1.88%	144%
$5.81	13.62%	$53,227	1.45%	0.65%	1.56%	1.85%	131%
$5.15	2.13%	$78,181	1.42%	1.36%	1.53%	1.76%	145%

$7.06	28.87%	$84,358	1.37%	(0.04%)	1.48%	1.63%	148%
$5.48	(39.77%)	$67,298	1.34%	0.95%	1.46%	1.69%	122%
$9.24	7.06%	$19,115	1.32%	2.94%	1.46%	1.86%	150%
$9.56	15.96%	$21,566	1.42%	0.42%	1.55%	1.86%	123%
$8.28	5.08%	$31,943	1.41%	0.87%	1.58%	1.84%	202%

$6.89	32.76%	$29,895	1.54%	(0.25%)	1.63%	1.82%	156%
$5.19	(38.98%)	$20,715	1.62%	0.77%	1.65%	1.84%	213%
$8.59	6.14%	$28,841	1.70%	0.49%	1.70%	1.83%	170%
$8.13	13.54%	$21,554	1.80%	0.51%	1.81%	1.98%	200%
$7.19	5.62%	$11,639	1.88%	0.35%	2.03%	2.30%	181%

$8.98	14.65%	$49,388	1.54%	0.41%	1.59%	1.72%	182%
$7.86	(24.16%)	$34,766	1.54%	0.67%	1.55%	1.70%	204%
$10.46	5.03%	$74,290	1.56%	0.79%	1.56%	1.66%	137%
$10.51	5.84%	$42,489	1.72%	1.20%	1.72%	1.81%	105%

$8.12	35.79%	$34,052	1.54%	(0.13%)	1.65%	1.80%	75%
$5.98	(43.00%)	$21,074	1.57%	0.47%	1.59%	1.74%	178%
$10.58	5.08%	$63,785	1.58%	0.75%	1.58%	1.68%	134%
$10.73	7.91%	$36,533	1.75%	0.94%	1.75%	1.84%	92%

4	Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions are annualized for periods of less than one full year.
5	In 2005, the advisor voluntarily reimbursed the Fund for a realized investment loss, which had no impact to total return.
6	Except for The Money Market Fund, net investment income per share is based on average shares outstanding during the period.
*	Commenced Operations January 31, 2006
**	Actual amounts were less than one-half of a cent per share

The Flex-funds	49

Financial Highlights

For a Share Outstanding Through Each Fiscal Period Ended December 31,

		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net gains (losses) on securities, futures, and options (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Tax Return of Capital	Total Distributions
The Quantex Fund
2009	$10.42	(0.01)	8.07	8.06	— **	—	—	— **
2008	$18.32	—	(7.90)	(7.90)	—	—	—	—
2007	$19.86	0.16	(1.54)	(1.38)	(0.16)	—	—	(0.16)
2006	$17.09	0.08	2.77	2.85	(0.08)	—	—	(0.08)
2005	$15.95	0.01	1.14	1.15	(0.01)	—	—	(0.01)
The Total Return Utilities Fund
2009	$16.13	0.15	4.74	4.89	(0.16)	—	(0.13)	(0.29)
2008	$26.14	0.09	(9.90)	(9.81)	(0.14)	—	(0.06)	(0.20)
2007	$22.23	0.14	3.91	4.05	(0.14)	—	—	(0.14)
2006	$19.03	0.15	3.20	3.35	(0.15)	—	—	(0.15)
2005	$16.51	0.24	2.52	2.76	(0.24)	—	—	(0.24)
The U.S. Government Bond Fund
2009	$20.96	0.60	(0.17)	0.43	(0.60)	—	—	(0.60)
2008	$20.58	0.66	0.38	1.04	(0.66)	—	—	(0.66)
2007	$20.30	0.73	0.72	1.45	(1.17)	—	—	(1.17)
2006	$20.22	0.68	0.14	0.82	(0.74)	—	—	(0.74)
2005	$20.82	0.73	(0.76)	(0.03)	(0.57)	—	—	(0.57)
The Money Market Fund - Retail Class
2009	$1.00	0.006	N/A	0.006	(0.006)	—	—	(0.006)
2008	$1.00	0.026	N/A	0.026	(0.026)	—	—	(0.026)
2007	$1.00	0.048	N/A	0.048	(0.048)	—	—	(0.048)
2006	$1.00	0.046	N/A	0.046	(0.046)	—	—	(0.046)
2005	$1.00	0.028	N/A	0.028	(0.028)	—	—	(0.028)
The Money Market Fund - Institutional Class
2009	$1.00	0.008	N/A	0.008	(0.008)	—	—	(0.008)
2008	$1.00	0.028	N/A	0.028	(0.028)	—	—	(0.028)
2007	$1.00	0.050	N/A	0.050	(0.050)	—	—	(0.050)
2006	$1.00	0.048	N/A	0.048	(0.048)	—	—	(0.048)
2005	$1.00	0.030	N/A	0.030	(0.030)	—	—	(0.030)

1	Except for The Money Market Fund, net investment income per share is based on average shares outstanding during the period.
*	Commenced Operations January 31, 2006
**	Actual amounts were less than one-half of a cent per share

The accompanying notes are integral part of these financial statements.

50	The Flex-funds

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions, Excluding Expenses Paid Indirectly	Ratio of Expenses to Average Net Assets Before Reductions	Portfolio Turnover Rate

$18.48	77.37%	$12,667	1.79%	(0.05%)	1.79%	2.39%	34%
$10.42	(43.12%)	$6,743	1.73%	0.01%	1.73%	2.26%	49%
$18.32	(7.00%)	$17,450	1.56%	0.76%	1.56%	2.09%	56%
$19.86	16.67%	$20,074	1.66%	0.47%	1.66%	2.25%	30%
$17.09	7.21%	$17,114	1.75%	0.06%	1.78%	2.19%	171%

$20.73	30.63%	$20,731	2.00%	0.90%	2.00%	2.20%	35%
$16.13	(37.63%)	$15,859	1.96%	0.42%	1.96%	2.14%	48%
$26.14	18.24%	$27,333	1.90%	0.57%	1.90%	2.10%	50%
$22.23	17.68%	$23,969	2.05%	0.74%	2.05%	2.18%	27%
$19.03	16.80%	$22,644	2.03%	1.32%	2.05%	2.19%	28%

$20.79	2.10%	$17,191	0.99%	2.90%	0.99%	1.49%	138%
$20.96	5.16%	$14,036	0.99%	3.20%	0.99%	1.58%	118%
$20.58	7.44%	$13,769	1.01%	3.92%	1.01%	1.72%	88%
$20.30	4.13%	$7,118	1.10%	3.59%	1.10%	2.22%	106%
$20.22	(0.14%)	$6,324	1.10%	2.75%	1.10%	2.02%	159%

$1.00	0.64%	$122,142	0.55%	0.66%	0.55%	0.84%	N/A
$1.00	2.65%	$161,232	0.49%	2.64%	0.49%	0.83%	N/A
$1.00	4.95%	$195,479	0.48%	4.83%	0.48%	0.84%	N/A
$1.00	4.71%	$159,641	0.48%	4.64%	0.48%	0.87%	N/A
$1.00	2.85%	$129,200	0.47%	2.79%	0.47%	0.89%	N/A

$1.00	0.75%	$46,249	0.43%	0.83%	0.43%	0.67%	N/A
$1.00	2.79%	$77,294	0.37%	2.55%	0.37%	0.68%	N/A
$1.00	5.09%	$20,333	0.34%	4.98%	0.34%	0.67%	N/A
$1.00	4.86%	$24,118	0.34%	4.76%	0.34%	0.71%	N/A
$1.00	2.99%	$21,083	0.33%	2.93%	0.33%	0.71%	N/A

The Flex-funds	51

Notes to Financial Statements

December 31, 2009

1.    Organization and Significant Accounting Policies

The Flex-funds® Trust (the “Trust”) was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust offers nine separate series and is presently comprised of nine separate funds as follows: The Muirfield Fund® (“Muirfield”), The Total Return Utilities Fund (f.k.a. The Socially Responsible Utilities Fund)(“Utilities”), The Quantex Fund™ (f.k.a. The Highlands Growth Fund)(“Quantex”), The Dynamic Growth Fund (“Dynamic”), The Aggressive Growth Fund (“Aggressive”), The Defensive Balanced Fund (f.k.a. The Defensive Growth Fund)(“Defensive”), The Strategic Growth Fund (f.k.a. The Focused Growth Fund)(“Strategic”), The U.S. Government Bond Fund (“Bond”), and The Money Market Fund (“Money Market”) (each a “Fund” and collectively the “Funds”). Money Market offers two classes of shares (the Retail Class (“Retail Class”) and the Institutional Class (“Institutional Class”)). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and transfer agent expenses. The investment objective of Muirfield, Dynamic, Aggressive, and Strategic is growth of capital. The investment objective of Defensive is growth of capital, with current income usually of secondary importance. The investment objective of Quantex is long term capital appreciation. The investment objective of Utilities is total returns, including current income and growth of income. The investment objective of Bond is maximum current income. The investment objective of Money Market is current income while maintaining a stable share price of $1.00.

Use of estimates.    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security valuation.    All investments in securities are recorded at their estimated fair value, as described in Note #2.

Repurchase agreements.    Each Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the value of collateral, including accrued interest, of at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Futures & options.    Each Fund, except Money Market, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the Fund, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

To the extent that the Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the value of the index. Upon entering into a futures contract, the Fund is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where futures contracts trade, is received or paid and is recorded as an unrealized gain or loss until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Except for Money Market and Utilities, it is normal practice for each Fund to invest in futures contracts on a daily basis. Although Utilities is permitted to invest in futures contracts, it typically does not.

52	The Flex-funds

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Fund to the loss of the premium paid if the Fund does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as unrealized appreciation or depreciation until closed, exercised or expired. For the year ended December 31, 2009, there were no call or put options transacted for any of the Funds.

The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Fund records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Fund records realized gains for the entire amount of premiums received. Although permitted, it is currently not normal practice for the Funds to invest in call and put options.

The fair value of derivative instruments as reported within the Statements of Assets and Liabilities as of December 31, 2009 was as follows:

Amount of Net Variation Margin on Derivatives

	Type of Derivative/Risk	Balance Sheet Location	Fair Value
The Muirfield Fund®	Equity contracts	Liabilities, Payable for net variation margin on futures contracts	$47,768
The Dynamic Growth Fund	Equity contracts	Liabilities, Payable for net variation margin on futures contracts	34,200
The Aggressive Growth Fund	Equity contracts	Liabilities, Payable for net variation margin on futures contracts	8,550
The Defensive Balanced Fund	Equity contracts	Liabilities, Payable for net variation margin on futures contracts	22,800
The Strategic Growth Fund	Equity contracts	Liabilities, Payable for net variation margin on futures contracts	30,033
The Quantex Fund™	Equity contracts	Liabilities, Payable for net variation margin on futures contracts	4,283

The effect of derivative instruments on the Statements of Operations for the period January 1, 2009 through December 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

	Type of Derivative/Risk	Contracts Opened During the Year	Contracts Closed During the Year	Statement of Operations Location	For the Year Ended December 31, 2009
The Muirfield Fund®	Equity contracts	325	328	Net realized gains (losses) from futures contracts	$(538,957)
The Dynamic Growth Fund	Equity contracts	111	116	Net realized gains (losses) from futures contracts	403,513
The Aggressive Growth Fund	Equity contracts	37	36	Net realized gains (losses) from futures contracts	385,053
The Defensive Balanced Fund	Equity contracts	94	92	Net realized gains (losses) from futures contracts	385,053
The Strategic Growth Fund	Equity contracts	51	53	Net realized gains (losses) from futures contracts	580,610
The Quantex Fund™	Equity contracts	12	14	Net realized gains (losses) from futures contracts	230,320

The Flex-funds	53

Change in Unrealized Gain or (Loss) on Derivatives Recognized in Income

	Type of Derivative/Risk	Statement of Operations Location	For the Year Ended December 31 2009
The Muirfield Fund®	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	$81,610
The Dynamic Growth Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	65,150
The Aggressive Growth Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	13,093
The Defensive Balanced Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	35,760
The Strategic Growth Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(17,485)
The Quantex Fund™	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(13,986)

Federal income taxes.    It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the year ended December 31, 2009, the Funds did not incur any interest or penalties.

The Funds are not subject to examination by U.S. federal and state tax authorities for tax years before 2006.

Distributions to shareholders.    Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Quantex, Dynamic, Aggressive, Defensive, and Strategic declare and pay dividends from net investment income, if any, on a quarterly basis. Utilities declares and pays dividends from net investment income on a monthly basis. Bond and Money Market declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by each Fund. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences have been reclassified within the components of net assets based on their ultimate characterization for federal income tax purposes. For the year ended December 31, 2009, net investment loss was reclassified to paid-in-capital in the amount of $28,673, $61,565, $35,998, and $4,448 for Dynamic, Aggressive, Strategic, and Quantex, respectively. For Muirfield, net investment income was reclassified to paid-in-capital in the amount of $64. For Utilities, $123,774 of over-distributions from net investment income were re-designated as return of paid-in-capital.

Investment income & expenses.    For Money Market, income and expenses (other than expenses attributable to a specific class) are allocated to each class of shares based on its relative net assets. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis.

54	The Flex-funds

Capital Share Transactions.    Money Market is authorized to issue an indefinite number of shares in the Retail Class and the Institutional Class. Transactions in the capital shares of the Fund for the year ended December 31, 2009 and the year ended December 31, 2008 were as follows:

	2009		2008
	Amount	Shares	Amount	Shares
Retail Class
Issued	$111,881,231	111,881,231	$217,175,811	217,175,811
Reinvested	902,521	902,521	4,945,212	4,945,212
Redeemed	(151,873,802)	(151,873,802)	(256,368,000)	(256,368,000)
Net increase (decrease)	$(39,090,050)	(39,090,050)	$(34,246,977)	(34,246,977)
Institutional Class
Issued	$191,928,379	191,928,379	$137,450,135	137,450,135
Reinvested	109,246	109,246	456,231	456,231
Redeemed	(223,082,220)	(223,082,220)	(80,945,889)	(80,945,889)
Net increase (decrease)	$(31,044,595)	(31,044,595)	$56,960,477	56,960,477

Other.    The Funds record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned. Discounts and premiums are amortized over the lives of the respective securities.

Effective September 19, 2008, Money Market participated in the U.S. Treasury’s Temporary Guarantee Program for money market funds. The guarantee provided coverage to the total number of shares held in Money Market as of the close of business on September 19, 2008 less redemptions since September 19, 2008. The program covered all retail and institutional class money market funds that were regulated under Rule 2a-7 of the Investment Company Act of 1940, were publicly offered, were registered with the Securities and Exchange Commission, and maintained a stable share price of $1. The expense to participate in the program is included in the Insurance Expense disclosed in the Statements of Operations in this annual report. The insurance was extended to cover the Fund through September 18, 2009. The coverage has since expired.

Subsequent Events.    Management has evaluated subsequent events through February 23, 2010, the date the financial statements were issued.

2.    Securities Valuations

As described in Note #1, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. Generally Accepted Accounting Principles (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Flex-funds	55

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (including publicly traded partnerships and common stock).    Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation or, lacking any sales, are valued using fair value procedures approved by the Trustees.

Investments in registered investment companies, including money market funds, are valued at the daily redemption value as reported by the underlying fund. The Funds obtain prices from independent pricing services, which use valuation techniques approved by the Trustees. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Corporate bonds.    The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

Short-term notes (including bank obligations, certificates of deposit, corporate obligations, U.S. government agency obligations, and floating rate demand notes).    Short-term notes held in the Funds, except Money Market, maturing more than sixty days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When valued at last sales price, the securities will be categorized as level 1. When using bid prices or yield equivalents, they will be categorized as level 2. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity and will be categorized as level 2.

All short-term notes held in Money Market, including illiquid and restricted securities, are valued at amortized cost, which approximates fair value, and will be categorized as level 2.

U.S. government obligations.    U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. In either case, these securities will be categorized as level 2.

Restricted securities (equity and debt).    Restricted securities for which quotations are not readily available are valued at fair value as determined by the Trustees. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

Derivative instruments (futures contracts).    Listed derivative instruments that are actively traded, including futures contracts, are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

For the year ended December 31, 2009, the Funds did not hold any assets at any time in which significant unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is provided. The following table summarizes the inputs used to value the Funds’ assets and liabilities measured at fair value as of December 31, 2009.

Muirfield — Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$109,057,296	$—	$—	$109,057,296
Money market registered investment companies	2,521,062	—	—	2,521,062
Floating rate demand notes	—	3,258,715	—	3,258,715
U.S. government obligations	—	799,926	—	799,926

Total	$111,578,358	$4,058,641	$—	$115,636,999

Trustee deferred compensation	$92,822	$—	$—	$92,822

Futures contracts*	$54,630	$—	$—	$54,630

56	The Flex-funds

Dynamic — Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$80,960,895	$—	$—	$80,960,895
Money market registered investment companies	2,660,901	—	—	2,660,901
Floating rate demand notes	—	250,583	—	250,583
U.S. government obligations	—	799,926	—	799,926

Total	$83,621,796	$1,050,509	$—	$84,672,305

Trustee deferred compensation	$40,857	$—	$—	$40,857

Futures contracts*	$41,010	$—	$—	$41,010

Aggressive — Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$28,927,942	$—	$—	$28,927,942
Money market registered investment companies	779,984	—	—	779,984
U.S. government obligations	—	299,972	—	299,972

Total	$29,707,926	$299,972	$—	$30,007,898

Trustee deferred compensation	$27,788	$—	$—	$27,788

Futures contracts*	$10,253	$—	$—	$10,253

Defensive — Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$38,411,471	$—	$—	$38,411,471
Money market registered investment companies	2,449,157	—	—	2,449,157
Floating rate demand notes	—	2,253,836	—	2,253,836
U.S. government obligations	—	6,531,175	—	6,531,175

Total	$40,860,628	$8,785,011	$—	$49,645,639

Trustee deferred compensation	$26,698	$—	$—	$26,698

Futures contracts*	$27,240	$—	$—	$27,240

Strategic — Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$31,760,502	$—	$—	$31,760,502
Money market registered investment companies	1,858,964	—	—	1,858,964
Floating rate demand notes	—	250,583	—	250,583
U.S. government obligations	—	299,972	—	299,972

Total	$33,619,466	$550,555	$—	$34,170,021

Trustee deferred compensation	$21,906	$—	$—	$21,906

Futures contracts*	$35,655	$—	$—	$35,655

Quantex — Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks**	$12,258,337	$—	$—	$12,258,337
Money market registered investment companies	126,786	—	—	126,786
Floating rate demand notes	—	200,467	—	200,467
U.S. government obligations	—	99,991	—	99,991

Total	$12,385,123	$300,458	$—	$12,685,581

Trustee deferred compensation	$39,499	$—	$—	$39,499

Futures contracts*	$5,943	$—	$—	$5,943

The Flex-funds	57

Utilities — Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks**	$20,149,507	$—	$—	$20,149,507
Money market registered investment companies	257,874	—	—	257,874

Total	$20,407,381	$—	$—	$20,407,381

Trustee deferred compensation	$34,096	$—	$—	$34,096

Bond — Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
U.S. government obligations	$—	$13,852,153	$—	$13,852,153
Corporate bonds	—	3,065,885	—	3,065,885
Money market registered investment companies	88,306	—	—	88,306
Floating rate demand notes	—	200,700	—	200,700

Total	$88,306	$17,118,738	$—	$17,207,044

Trustee deferred compensation	$26,479	$—	$—	$26,479

Money Market — Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Bank obligations	$—	$400,000	$—	$400,000
Certificates of deposit	—	21,000,616	—	21,000,616
Corporate obligations	—	44,846,735	—	44,846,735
U.S. government agency obligations	—	35,527,045	—	35,527,045
Money Market registered investment companies	66,449,582	—	—	66,449,582

Total	$66,449,582	$101,774,396	$—	$168,223,978

Trustee deferred compensation	$35,380	$—	$—	$35,380

*	Futures contracts include cumulative gain/loss on contracts open at December 31, 2009.
**	See schedule of investments for industry classifications.

3.    Investment Transactions

For the year ended December 31, 2009, the cost of purchases and proceeds from sales or maturities of long-term investments for the Funds were as follows:

	Purchases	Sales
The Muirfield Fund®	$171,384,011	$127,914,463
The Dynamic Growth Fund	104,561,643	105,446,714
The Aggressive Growth Fund	37,824,116	35,820,106
The Defensive Balanced Fund	76,434,440	61,307,319
The Strategic Growth Fund	23,571,736	18,834,641
The Quantex Fund™	4,098,958	2,804,673
The Total Return Utilities Fund	6,167,059	5,859,893
The U.S. Government Bond Fund	21,921,746	20,319,978

For the year ended December 31, 2009, included above are the cost of purchases and proceeds from sales or maturities of long-term U.S. Government investments for the Funds as follows:

	Purchases	Sales
The Defensive Balanced Fund	$14,549,041	$15,586,520
The U.S. Government Bond Fund	18,295,185	19,420,999

4.    Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly-owned subsidiary of Meeder Financial, Inc. (“Meeder”), provides each Fund, under a separate Investment Advisory Contract, with investment management, research, statistical and advisory services. The services of MAM will terminate automatically if assigned and may be terminated without penalty

58	The Flex-funds

at any time upon 60 days prior written notice by majority vote of the Fund, by the Trustees of the Fund, or by MAM. Under a separate Investment Subadvisory Agreement with MAM, Miller/Howard Investments, Inc. (“Miller/Howard”) serves as subadvisor of Utilities. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated by MAM without penalty to the Fund by MAM, the Trustees of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund upon not less than 30 days written notice.

For such services the Funds pay a fee at the following annual rates: Muirfield, Utilities, and Quantex, 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. As subadvisor to Utilities, Miller/Howard is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million; Dynamic, Aggressive, Defensive, and Strategic, 0.75% of average daily net assets up to $200 million and 0.60% of average daily net assets exceeding $200 million; Bond, 0.40% of average daily net assets up to $100 million and 0.20% of average daily net assets exceeding $100 million; and Money Market, 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. MAM has contractually agreed to reduce its investment advisory fee by 0.25% for Quantex. During the year ended December 31, 2009, $22,346 of investment advisory fees were waived in Quantex. During the year ended December 31, 2009, MAM voluntarily agreed to reduce $175,155 of investment advisory fees in Money Market.

Mutual Funds Service Co. (“MFSCo”), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee calculated as follows: For Muirfield, Utilities, Quantex, Dynamic, Aggressive, Defensive, and Strategic, such fee is equal to the greater of $15 per active shareholder account or 0.12% of each Fund’s average daily net assets. For Bond, such fee is equal to the greater of $15 per active shareholder account or 0.08% of the Fund’s average daily net assets. For Money Market Retail Class and Money Market Institutional Class, such fee is equal to the greater of $20 per active shareholder account or 0.08% of the Fund’s average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund or class. For fixed income Funds that are subject to an expense cap and which are above the voluntary expense cap, the basis point fee will be reduced by 0.02%. During the year ended December 31, 2009, MFSCo waived $3,108, $0, and $27,803 of transfer agent fees for Bond, the Retail Class, and the Institutional Class, respectively. MFSCo also voluntarily waived $39,457, $37,217, $29,116, and $18,937 of transfer agent fees for Muirfield, Dynamic, Defensive, and Strategic, respectively, during the year ended December 31, 2009.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.10% of each Fund’s average daily net assets up to $50 million and 0.08% of each Fund’s average daily net assets exceeding $50 million.

MFSCo serves as accounting services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of:

a.	0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

b.	$7,500 for non-Money Market Funds and $30,000 for Money Market.

For the year ended December 31, 2009, MAM voluntarily agreed to reduce its fees and/or reimburse expenses (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses), to limit total annual operating expenses to 0.99%, 1.54%, 1.54%, and 1.54% of average daily net assets for Bond, Aggressive, Defensive, and Strategic, respectively. MAM has also voluntarily agreed to reduce its fees and/or reimburse expenses to limit the Retail Class’ and the Institutional Class’ total annual operating expenses to 0.55% and 0.43% of average daily net assets, respectively. Such reductions and/or reimbursements are limited to the total of fees charged to each Fund or Class by MAM and MFSCo. For the year ended December 31, 2009, MAM and/or MFSCo reimbursed $24,545, $5,535, $9,102, $59,291, and $152,528 to Aggressive, Defensive, Strategic, Bond, and Money Market, respectively.

Muirfield, Dynamic, Aggressive, Defensive, and Strategic have entered into an agreement with the Trust’s custodian, The Huntington National Bank (“HNB”), whereby HNB receives distribution, service, and administration fees

The Flex-funds	59

(collectively the “fees”) from the underlying security holdings of the aforementioned Funds, and forwards those fees to the appropriate Funds. The Funds use the fees received to reduce the gross expenses of each Fund. For the year ended December 31, 2009, Muirfield, Dynamic, Aggressive, Defensive, and Strategic used $74,951, $76,616, $21,871, $20,727, and $29,049 of fees received, respectively, to reduce gross expenses of each Fund. It is possible that the Funds may invest in security holdings in which fees are not paid. As such, the gross expenses of a Fund would not be decreased. Also, without this agreement it is likely that the Funds would not collect any fees from underlying security holdings.

Pursuant to Rule 12b-1 of the 1940 Act, a mutual fund can adopt a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares. Muirfield, Quantex, Bond, and the Retail Class have adopted a distribution plan with an annual limitation of 0.20% of average daily net assets. Utilities, Dynamic, Aggressive, Defensive, and Strategic have adopted a distribution plan with an annual limitation of 0.25% of average daily net assets. The Institutional Class has adopted a distribution plan with an annual limitation of 0.03% of average daily net assets. For the year ended December 31, 2009, Muirfield, Utilities, Quantex, Dynamic, Aggressive, Defensive, Strategic, and Bond waived $51,281, $10,959, $14,123, $22,322, $3,915, $16,220, $10,820, and $6,527 of distribution plan (12b-1) expenses, respectively. The Retail Class and the Institutional Class waived $208,454 and $18,133, respectively, for a total of $226,587.

An Administrative Services Plan has been adopted for each Fund of the Trust except Money Market. The Administrative Services Plan allows for each eligible Fund to pay a maximum annual amount of 0.20% of average daily net assets to Service Organizations that provide administrative support services to their customers who own Shares of record or beneficially. For the year ended December 31, 2009, Muirfield, Utilities, Quantex, Dynamic, Aggressive, Strategic, and Bond waived $63,115, $22,256, $17,609, $52,086, $17,127, $1,893, and $9,324 of administrative service plan expenses, respectively.

The Funds have adopted a Deferred Compensation Plan (the “Plan”) for the independent Trustees. Under the Plan, each eligible Trustee is permitted to defer all or a portion of the trustees fees payable by any of the Funds as an investment into any combination of Funds until a specified point of time. The investment into the Funds is recorded as an asset, however an offsetting liability is also recorded for the deferred payment. Once the eligible Trustees’ deferral amounts can be distributed, a lump sum or generally equal annual installments over a period of up to ten (10) years can be made to the eligible Trustee(s). The Funds may terminate this Plan at any time.

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo.

During the year ended December 31, 2009, several of the Funds invested in The Money Market Fund, an affiliate, as described in Section 2(a)(3) of the Investment Company Act of 1940. As of December 31, 2009, the 7-day yield of the Institutional Class was 0.47%. A summary of the Funds’ investments in this affiliate during the year is noted below:

	12/31/08 Balance	Purchases	Sales	12/31/09 Cost	Income	12/31/09 Value
The Muirfield Fund®	$39,001,248	$52,591,502	$(89,071,688)	$2,521,062	$189,077	$2,521,062
The Dynamic Growth Fund	3,196,192	35,804,989	(36,340,280)	2,660,901	24,864	2,660,901
The Aggressive Growth Fund	233,519	11,347,582	(10,801,117)	779,984	8,375	779,984
The Defensive Balanced Fund	11,278,859	37,368,831	(46,198,533)	2,449,157	71,301	2,449,157
The Strategic Growth Fund	1,886,088	13,184,547	(13,211,671)	1,858,964	10,333	1,858,964
The Quantex Fund™	324,465	3,731,405	(3,929,084)	126,786	3,856	126,786
The Total Return Utilities Fund	218,301	4,727,726	(4,688,153)	257,874	2,046	257,874
The U.S. Government Bond Fund	561,082	20,290,101	(20,762,877)	88,306	10,434	88,306

5.    Federal Tax Information

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2009 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Net Long-Term Capital Gains	Tax Return of Capital	Total Dividends Paid(1)
The Muirfield Fund®	$413,069	$—	$—	$—	$413,069
The Dynamic Growth Fund	29,265	—	—	—	29,265
The Aggressive Growth Fund	5	—	—	—	5

60	The Flex-funds

	Ordinary Income	Net Short-Term Capital Gains	Net Long-Term Capital Gains	Tax Return of Capital	Total Dividends Paid(1)
The Defensive Balanced Fund	$172,199	$—	$—	$—	$172,199
The Strategic Growth Fund	—	—	—	—	—
The Quantex Fund™	1,515	—	—	—	1,515
The Total Return Utilities Fund	152,723	—	—	123,774	276,497
The U.S. Government Bond Fund	450,396	—	—	—	450,396
The Money Market Fund	1,592,107	—	—	—	1,592,107

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2008 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Net Long-Term Capital Gains	Tax Return of Capital	Total Dividends Paid(1)
The Muirfield Fund®	$11,273	$—	$—	$—	$11,273
The Dynamic Growth Fund	448,435	—	570,693	—	1,019,128
The Aggressive Growth Fund	203,657	—	—	—	203,657
The Defensive Balanced Fund	318,559	—	—	—	318,559
The Strategic Growth Fund	175,093	—	—	—	175,093
The Quantex Fund™	320	—	—	—	320
The Total Return Utilities Fund	146,913	—	—	59,813	206,726
The U.S. Government Bond Fund	469,374	—	—	—	469,374
The Money Market Fund	5,992,069	—	—	—	5,992,069

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Dividends Payable	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/ (Depreciation)(2)	Total Accumulated Earnings/ (Deficit)
The Muirfield Fund®	$173,172	$(1,467)	$(22,264,897)	$7,290,552	$(14,802,640)
The Dynamic Growth Fund	20	(20)	(23,702,733)	6,049,393	(17,653,340)
The Aggressive Growth Fund	—	—	(13,417,465)	4,060,301	(9,357,164)
The Defensive Balanced Fund	—	—	(8,847,115)	2,716,045	(6,131,070)
The Strategic Growth Fund	—	—	(8,439,928)	3,746,915	(4,693,013)
The Quantex Fund™	25	(25)	(3,766,738)	1,261,322	(2,505,416)
The Total Return Utilities Fund	1,550	(1,550)	(1,077,347)	220,865	(856,482)
The U.S. Government Bond Fund	3,331	(1,480)	(611,494)	64,902	(544,741)
The Money Market Fund	13,236	(13,236)	—	—	—

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.
(2)	The differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: deferral of post October losses, wash sales, and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2009, which are available to offset future capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

	Amount	Expires
The Muirfield Fund®	$387,760	2010
The Muirfield Fund®	16,393,752	2016
The Muirfield Fund®	5,483,385	2017
The Dynamic Growth Fund	12,564,846	2016
The Dynamic Growth Fund	11,137,887	2017
The Aggressive Growth Fund	3,287,233	2010
The Aggressive Growth Fund	6,775,690	2016
The Aggressive Growth Fund	3,354,542	2017

The Flex-funds	61

	Amount	Expires
The Defensive Balanced Fund	$7,933,274	2016
The Defensive Balanced Fund	913,841	2017
The Strategic Growth Fund	6,478,990	2016
The Strategic Growth Fund	1,960,938	2017
The Quantex Fund™	234,839	2010
The Quantex Fund™	1,249,666	2011
The Quantex Fund™	731,427	2016
The Quantex Fund™	1,550,806	2017
The Total Return Utilities Fund	343,105	2011
The Total Return Utilities Fund	734,242	2017
The U.S. Government Bond Fund	230,735	2011
The U.S. Government Bond Fund	125,708	2012
The U.S. Government Bond Fund	141,817	2013
The U.S. Government Bond Fund	113,234	2014

Under current tax laws, net capital losses incurred after October 31, within a Fund’s fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. For the year ended December 31, 2009, Dynamic, Aggressive, Strategic, Quantex, Utilities, and Bond deferred post October losses in the amounts of $185,860, $28,997, $79,592, $19,859, $60,792, and $1,067, respectively.

6.    Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of December 31, 2009, Charles Schwab & Co., Inc. held for the benefit of others, in aggregate, 46% of Utilities; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 94% of Defensive; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 89% of Strategic; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 87% of Dynamic; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 81% of Aggressive; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 66% of Muirfield; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 68% of Bond; and Carey & Co. held for the benefit of others, in aggregate, 73% of Institutional Class and therefore may be deemed to control the Funds.

7.    Board Review of Investment Advisory and Subadvisory Agreements (unaudited)

At a meeting held September 3, 2009, the Board of Trustees (the “Board”), including a majority of non-interested or independent Trustees, approved the renewal of the investment advisory agreements for the nine separate funds comprising The Flex-funds (the “Funds”) and the investment sub-advisory agreement relating to The Total Return Utilities Fund (individually, an “Agreement” and collectively, the “Agreements”).

The Board reviewed materials sent to each Trustee in advance of the meeting for consideration in determining whether to approve the renewal of each Fund’s Agreements. Management reviewed with the Trustees the materials prepared by them in response to Funds’ legal counsel’s supplemental written request pursuant to Section 15(c) of the Investment Company Act of 1940 for the provision to the Trustees of appropriately updated and amended information necessary or appropriate to assist the Trustees in their deliberations concerning renewal of the Agreements. In reaching the decision to renew the Agreements, the Board also took into account information furnished throughout the year at regular Board meetings. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the investment manager, Meeder Asset Management, Inc. (“Manager”) and its affiliates, or by or on behalf of The Total Return Utilities Fund’s Subadviser, Miller/Howard Investments, Inc. Information furnished specifically in connection with the renewal process included a report for the Funds prepared by Lipper Financial Services (“Lipper”), an independent organization, as well as a Funds’ profitability analysis prepared by the Manager. The Lipper report compared each Fund’s management fees and expenses with those of other mutual funds deemed comparable to the Fund. The Funds’ profitability analysis discussed the profitability to the Manager and Mutual Funds Service Co., an affiliate of the Manager, from the overall Funds’ operations utilizing expense allocation methodologies deemed reasonable by the Manager.

In considering such materials, the independent Trustees noted that they had received assistance and advice from and met separately with the Funds’ legal counsel and chief compliance officer prior to this meeting. In their deliberations,

62	The Flex-funds

the Board dealt with each Fund separately. In approving continuance of the Agreement for each Fund, the Board, including a majority of independent Trustees, considered each Fund’s Agreement, a copy of which was made available at the meeting, and determined that the existing management fee structure was fair and reasonable and that continuance of the Agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

Nature, Extent and Quality of Services.    The Board continues to be satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed earlier, the Board’s opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board. Other factors taken into account by the Board were the Manager’s compliance procedures and the qualifications of the Manager’s chief compliance officer. Consideration was also given to the experience of each Fund’s portfolio management team. The Board also took into account the transfer agent, fund accounting agent and administrative services provided to Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services. Similar considerations were applied to the Subadviser to The Total Return Utilities Fund.

Investment Performance.    The Board placed emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the Agreement renewals. The Lipper report prepared for each Fund showed the investment performance of the Fund for the one-, three-, and five-year periods, as applicable, ended June 30, 2009 (the “relevant periods”) in comparison with a performance universe similar to each Fund’s investment objectives.

Fund	Performance Benchmark
The Muirfield Fund®	Blended Benchmark of 60% S&P 500 Index and 40% Average 90-day U.S. T-Bill; S&P 500 Index; Lipper’s Average Flexible Portfolio Fund Universe; Lipper Index(1)

The Quantex Fund™ (Formerly The Highlands Growth Fund)	Blended Benchmark of 50% Russell 2000 Index and 50% S&P 400 Mid-Cap Index; Russell 2000 Index; S&P 400 Mid-Cap Index; Lipper’s Average Mid-Cap Value Fund Universe; Lipper Index(1)

The Dynamic Growth Fund	S&P 500 Index; Lipper’s Average Multi-Cap Core Fund Universe; Lipper Index(1)

The Total Return Utilities Fund (Formerly The Socially Responsible Utilities Fund)	Russell 3000 Utilities Index; Blended Index of 60% Russell 3000 Utilities and 40% Barclays Capital Long Credit Index; S&P 500 Utilities Index; Lipper’s Average Utility Fund Universe; Lipper Index(1)

The U.S. Government Bond Fund	Barclays Capital Intermediate-Term Government/Credit Index; Lipper’s Average General U.S. Government Fund Universe; Lipper Index(1)

The Aggressive Growth Fund	NASDAQ Composite Index; Lipper’s Average Multi-Cap Growth Fund Universe; Lipper Index(1)

The Defensive Balanced Fund (Formerly The Defensive Growth Fund)	S&P 500 Index; 70% of a Blended Benchmark consisting of 60% S&P 500 Index and 40% Average 90-day U.S. T-Bill; Lipper’s Average Flexible Portfolio Fund Universe; Lipper Index(1)

The Strategic Growth Fund (Formerly The Focused Growth Fund)	S&P 500 Index; Blended Benchmark of 25% S&P 500 Index, 20% S&P 400 Index, 12.5% Russell 2000 Index, 12% MSCI EAFE Index, 5.5% iShares MSCI Emerging Markets Index, 12.5% Dow Jones U.S. Select Real Estate Investment Trust, 12.5% Goldman Sachs Commodity Index; Lipper’s Average Multi-Cap Core Fund Universe; Lipper Index(1)

The Flex-funds	63

Fund	Performance Benchmark

The Money Market Fund

Retail Class	Lipper Average General Purpose Money Market Fund

Institutional Class	iMoneyNet’s Average First Tier Institutional Money Market Fund

(1)	Given an adequate quantity of funds, the Lipper Index for a given investment classification or objective consists of the largest ten or thirty funds in that classification or objective. Each index is calculated daily with adjustments for dividends and capital gains.

Comparative Expenses.    Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds.

Management Profitability.    The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Funds. In this respect, the Board reviewed the Funds’ profitability analysis that addresses the overall profitability of The Flex-funds’ business. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the declining use of “soft” commission dollars to pay for research. The Board also took into account management’s expenditures in improving shareholder services provided to the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. The Board determined that the level of profits realized by the Manager under its Agreements with the Funds was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale.    The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Funds’ profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided to such a Fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The Board reviewed, and expressed continued satisfaction with, each Fund’s fee structure under its Agreement, as well as The Total Return Utilities Fund’s fee structure under the investment subadvisory agreement with Miller/Howard Investments, Inc.

64	The Flex-funds

To The Shareholders and

Board of Trustees of

The Flex-funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Flex-funds (the “Funds”), comprising The Muirfield Fund, The Dynamic Growth Fund, The Aggressive Growth Fund, The Defensive Balanced Fund, The Strategic Growth Fund, The Quantex Fund, The Total Return Utilities Fund, The U.S. Government Bond Fund, and The Money Market Fund, as of December 31, 2009, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for The Muirfield Fund, The Dynamic Growth Fund, The Aggressive Growth Fund, The Quantex Fund, The Total Return Utilities Fund, The U.S. Government Bond Fund, and The Money Market Fund, and financial highlights for each of the four periods in the period then ended for The Defensive Balanced Fund and The Strategic Growth Fund. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting The Flex-funds, as of December 31, 2009, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

February 23, 2010

The Flex-funds	65

Trustees and Officers (unaudited)

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo. The Trustees oversee the management of the Trust and elect its officers. The officers are responsible for the Funds’ day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service with The Flex-funds are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Trust, are indicated by an asterisk (*).

Name, Address(1), and Year of Birth	Year First Elected a Trustee or Officer of the Trust	Position and Number of Funds Overseen(2)	Principal Occupation During Past Five Years and Other Directorships Held
Robert S. Meeder, Jr.* Year of Birth: 1961	1992	Trustee and President	President of Meeder Asset Management, Inc.

Walter L. Ogle** Year of Birth: 1937	1982	Trustee	Retired; formerly Executive Vice President of Aon Consulting, an employee benefits consulting group; Lead Trustee of the Trust.

James W. Didion** Year of Birth: 1930	1982, 1998	Trustee	Retired; formerly Executive Vice President of Core Source, Inc., an employee benefit and Workers’ Compensation administration and consulting firm (1991 – 1997); Chairman of the Trust’s Audit Committee.

Jack W. Nicklaus** Year of Birth: 1961	1998	Trustee	Designer, Nicklaus Design, a golf course design firm and division of The Nicklaus Companies; Chairman of the Trust’s Nominating Committee.

Stuart M. Allen** Year of Birth: 1961	2006	Trustee	President of Gardiner Allen DeRoberts Insurance LLC, an insurance agency; Chairman of the Trust’s Performance Committee.

Anthony D’Angelo** Year of Birth: 1959	2006	Trustee	Director of Sales, WSYX ABC 6/WTTE Fox 28, television stations owned and operated by Sinclair Broadcast Group; Chairman of the Trust’s Compensation Committee.

Dale W. Smith Year of Birth: 1959	2006	Vice President	Chief Financial Officer of Meeder Asset Management, Inc. (2005 - present); formerly Senior Vice President of Financial Services of BISYS Fund Services (1996 – 2004).

66	The Flex-funds

Name, Address(1), and Year of Birth	Year First Elected a Trustee or Officer of the Trust	Position and Number of Funds Overseen[2]	Principal Occupation During Past Five Years and Other Directorships Held
David R. Carson Year of Birth: 1958	2006	Chief Compliance Officer	Chief Compliance Officer and Anti-Money Laundering Officer of the Huntington Funds and Huntington VA Funds (2005 – present); Treasurer and Assistant Treasurer of the Huntington Funds, Huntington Asset Advisors, Inc. (2002 – 2005).

James B. Craver Year of Birth: 1943	2009	Assistant Chief Compliance Officer	President, James B. Craver & Associates, P.C., law firm (2009 – present); Counsel, K&L Gates, law firm (2007 – 2009); Of Counsel, Seyfarth Shaw, law firm (2005 – 2007).

Bruce E. McKibben Year of Birth: 1969	2002	Treasurer	Director of Fund Accounting of Mutual Funds Service Co., the Trust’s transfer agent (1997 – present). Interim Chief Operating Officer of Meeder Asset Management, Inc. (June 2008 – October 2008).

(1)	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.
(2)	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all nine Funds in the Trust.
*	Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Trust.
**	Each independent Trustee is a member of the Trust’s Audit Committee, Performance Committee, Compensation Committee, and Nominating Committee.

The Statement of Additional Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Additional Information, please contact your financial representative or call toll free 1-800-325-3539.

Other Information

The Funds file their complete schedules of portfolios holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ schedules of positions are also available on the Funds’ website at www.flexfunds.com.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30, 2009, is available on the SEC’s website at http://www/sec.gov, or, without charge, upon request by calling toll-free 1-800-325-3539.

The Flex-funds	67

The Flex-funds®	2009 Annual Report | December 31, 2009

Manager and Investment Advisor

Meeder Asset Management, Inc.

6125 Memorial Drive

P.O. Box 7177

Dublin, Ohio 43017

Subadvisor / The Total Return Utilities Fund

Miller/Howard Investments, Inc.

141 Upper Byrdcliffe Road, P.O. Box 549

Woodstock, New York 12498

Board of Trustees

Stuart Allen

Anthony D’Angelo

James Didion

Robert S. Meeder, Jr.

Jack Nicklaus II

Walter L. Ogle

Custodian

The Huntington National Bank

Columbus, Ohio 43215

Transfer Agent & Dividend Disbursing Agent

Mutual Funds Service Co.

6125 Memorial Drive

Dublin, Ohio 43017

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, LTD

800 Westpoint Parkway, Suite 1100

Westlake, Ohio 44145

The Flex-funds® 2009 Annual Report | December 31, 2009

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

Currently, The Flex-funds (the “Funds”) do not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that each member of the Audit Committee has substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board of Trustees believes that the members are qualified to evaluate the Funds’ financial statements, supervise the Funds’ preparation of its financial statements, and oversee the work of the Funds’ independent auditors. The Board of Trustees also believes that, although no single Audit Committee member possesses all of the attributes required to be an “audit committee financial expert”, the Audit Committee members collectively as a group possess the attributes required to be an “audit committee financial expert.”

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2009	2008
Audit Fees	$63,000	$61,000
Audit-Related Fees	3,200	2,525
Tax Fees	29,250	19,800
All Other Fees	3,000	2,750

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements. Tax fees include amounts related to tax compliance, tax planning, and tax advice. All other fees include amounts related to the registrant’s annual filing of Form N1A.

(e)(1) A purpose of the Audit Committee is to approve the engagement of the registrant’s independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant’s investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2) 100% of services included in (b) – (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $25,700 and $24,675 respectively.

(h)	Not applicable.

Items 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)). Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350. Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Flex-funds

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	February 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	February 23, 2010

By:	/s/ Robert S. Meeder, Jr.
Robert S. Meeder, Jr., President

Date:	February 23, 2010